                                                                  EXHIBIT 10.30
                                     LEASE


                                by and between


                                JOAN H. TRAVIS,
                                an individual,


                                  as Landlord


                                      and


                         COLORADO BUSINESS BANK, N.A.,
                        a national banking association
                                   as Tenant



                           Dated as of July 27, 1999

                               TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I              BASIC LEASE PROVISIONS.....................................................................1
                       ----------------------
         1.1      DATE OF LEASE...................................................................................1
         1.2      LANDLORD........................................................................................1
         1.3      TENANT .........................................................................................1
         1.4      BUILDING........................................................................................1
         1.5      PREMISES........................................................................................1
         1.6      TERM ...........................................................................................1
         1.7      RENT COMMENCEMENT DATE..........................................................................1
         1.8      BASE RENT.......................................................................................2
         1.9      BASE RENT ADJUSTMENT:...........................................................................2
         1.10     ADDITIONAL RENT.................................................................................2
         1.11     USE OF PREMISES.................................................................................2
         1.12     PREPAID RENT....................................................................................2
         1.13     BROKER .........................................................................................2
         1.14     ADDRESSES FOR NOTICES AND REPORTS...............................................................2
         1.15     ADDRESS FOR PAYMENTS............................................................................3
         1.16     PARKING.........................................................................................3

ARTICLE II             PREMISES...................................................................................3
                       --------
         2.1      BUILDING........................................................................................3
         2.2      PREMISES........................................................................................3
         2.3      EASEMENT........................................................................................3

ARTICLE III            TERM.......................................................................................4
                       ----
         3.1      TERM ...........................................................................................4
         3.2      HOLDING OVER....................................................................................4

ARTICLE IV             POSSESSION.................................................................................4
                       ----------
         4.1      CONDITION OF PREMISES...........................................................................4
         4.2      DELIVERY OF POSSESSION..........................................................................5
         4.3      TENANT'S WAIVER.................................................................................5

ARTICLE V              RENT.......................................................................................5
                       ----
         5.1      GENERAL PROVISIONS..............................................................................5
         5.2      BASE RENT.......................................................................................6
         5.3      ADDITIONAL RENT.................................................................................6
         5.4      OPERATING EXPENSES..............................................................................6
         5.5      REAL ESTATE TAXES...............................................................................7
         5.6      PAYMENT OF OPERATING EXPENSES AND REAL ESTATE TAXES.............................................7
                  A.   Payment of Operating Expenses..............................................................7
                  B.   Real Property Taxes; Personal Property Taxes...............................................8
         5.7      PROPERTY INSURANCE MAINTAINED BY LANDLORD.......................................................8

ARTICLE VI             SECURITY DEPOSIT...........................................................................8
                       ----------------
         6.1      SECURITY DEPOSIT................................................................................8
         6.2      USE OF SECURITY DEPOSIT.........................................................................9
         6.3      REFUND AND TRANSFER.............................................................................9

ARTICLE VII            USE OF THE PREMISES........................................................................9
                       -------------------
         7.1      TENANT'S USE OF THE PREMISES....................................................................9
         7.2      COMPLIANCE WITH LANDLORD'S RULES AND REGULATIONS...............................................10
         7.3      PARKING........................................................................................10
         7.4      PERMITTED USE..................................................................................10
         7.5      COMPLIANCE WITH LAWS; NUISANCE.................................................................10
         7.6      ENVIRONMENTAL COMPLIANCE.......................................................................11
         7.7      LANDLORD'S RIGHT OF ENTRY......................................................................11

ARTICLE VIII           UTILITIES.................................................................................12
                       ---------
         8.1      TENANT'S OBLIGATIONS...........................................................................12
         8.2      LIMITATION ON LANDLORD LIABILITY...............................................................12
         8.3      ALTERNATIVE TELEPHONE OR TELECOMMUNICATIONS PROVIDER...........................................12
                  A.   No Expense................................................................................12
                  B.   Provider's Good Standing..................................................................13
                  C.   Tenant Responsible for Service Interruptions..............................................13
                  D.   No Third Party Rights.....................................................................13

ARTICLE IX             INSURANCE.................................................................................13
                       ---------
         9.1      GENERAL INSURANCE..............................................................................13
         9.2      COMMERCIAL GENERAL LIABILITY INSURANCE.........................................................13
         9.3      WORKERS'COMPENSATION INSURANCE.................................................................14
         9.4      PROPERTY AND EXTENDED COVERAGE INSURANCE.......................................................14
         9.5      WAIVER OF SUBROGATION..........................................................................14

ARTICLE X              OPTION TO PURCHASE........................................................................14
                       ------------------

ARTICLE XI             MAINTENANCE AND REPAIR OF PREMISES........................................................15
                       ----------------------------------
         11.1     TENANT'S MAINTENANCE OBLIGATIONS...............................................................15
         11.2     ANTENNAE/LIGHTS................................................................................16
         11.3     LANDLORD'S CURE................................................................................16

ARTICLE XII            ALTERATIONS AND ADDITIONS.................................................................16
                       -------------------------
         12.1     ALTERATIONS....................................................................................16
         12.2     CONSTRUCTION OF ALTERATIONS....................................................................17
         12.3     TITLE TO ALTERATIONS...........................................................................18
         12.4     SIGNS..........................................................................................18

ARTICLE XIII           TENANT'S PROPERTY.........................................................................18
                       -----------------
         13.1     TENANT'S PROPERTY..............................................................................18
         13.2     SURRENDER OF PREMISES..........................................................................18


ARTICLE XIV           DAMAGE AND DESTRUCTION.....................................................................19
                      ----------------------
         14.1     LANDLORD'S DUTY OF REPAIR......................................................................19
         14.2     REPAIRS BY LANDLORD............................................................................19
         14.3     TERMINATION OF LEASE...........................................................................20

ARTICLE XV            EMINENT DOMAIN.............................................................................20
                      --------------
         15.1     TOTAL OR SUBSTANTIAL TAKING....................................................................20
         15.2     PARTIAL TAKING.................................................................................20
         15.3     AWARD .........................................................................................21

ARTICLE XVI           INDEMNIFICATION............................................................................21
                      ---------------

ARTICLE XVII          DEFAULTS AND REMEDIES......................................................................22
                      ---------------------
         17.1     EVENTS OF DEFAULT..............................................................................22
                  A.  Failure to Make Payment....................................................................22
                  B.  Failure in Environmental Compliance........................................................22
                  C.  Failure to Perform Other Covenants.........................................................22
                  D.  Bankruptcy Related.........................................................................22
         17.2     REMEDIES.......................................................................................23
                  A.  Terminate Lease............................................................................23
                  B.  Reenter Premises...........................................................................23
                  C.  Maintain Lease; Relet Premises.............................................................23
                  D.  Performance by Landlord....................................................................24
                  E.  Receiver on Behalf of Landlord.............................................................24
                  F.  Bankruptcy and Insolvency..................................................................24
         17.3     INTEREST ON PAST DUE OBLIGATIONS...............................................................25
         17.4     WAIVER OF REDEMPTION...........................................................................25
         17.5     LANDLORD'S DEFAULT.............................................................................26
         17.6     LANDLORD'S RIGHT TO PERFORM....................................................................26

ARTICLE XVIII         SUBORDINATION AND ATTORNMENT...............................................................26
                      ----------------------------
         18.1     SUBORDINATION..................................................................................26
         18.2     ATTORNMENT.....................................................................................27
         18.3     ESTOPPEL CERTIFICATE...........................................................................27
         18.4     RIGHTS OF LANDLORD'S LENDER AND LANDLORD'S PURCHASER...........................................27
         18.5     LIMITATION OF LIABILITY........................................................................28

ARTICLE XIX           FORCE MAJEURE..............................................................................28
                      -------------

ARTICLE XX            ASSIGNMENT AND SUBLETTING..................................................................28
                      -------------------------
         20.1     LANDLORD'S CONSENT.............................................................................28
         20.2     REQUEST FOR TRANSFER...........................................................................30
         20.3     LANDLORD'S RIGHTS..............................................................................30


ARTICLE XXI           NOTICES....................................................................................31
                      -------

ARTICLE XXII          AUTHORITY..................................................................................32
                      ---------

ARTICLE XXIII         QUIET ENJOYMENT............................................................................32
                      ---------------

ARTICLE XXIV          ARBITRATION................................................................................32
                      -----------

ARTICLE XXV           INTERPRETATION AND APPLICATION.............................................................33
                      ------------------------------
         25.1     GOVERNING LAW..................................................................................33
         25.2     COMPLETE AGREEMENT.............................................................................33
         25.3     AMENDMENT......................................................................................33
         25.4     NO PARTNERSHIP.................................................................................33
         25.5     NO MERGER......................................................................................33
         25.6     SEVERABILITY...................................................................................33
         25.7     CAPTIONS.......................................................................................34
         25.8     WORDS .........................................................................................34
         25.9     EXHIBITS.......................................................................................34
         25.10    NO THIRD PARTY BENEFICIARIES...................................................................34

ARTICLE XXVI          MISCELLANEOUS..............................................................................34
                      -------------
         26.1     TIME ..........................................................................................34
         26.2     SUCCESSORS.....................................................................................34
         26.3     RECORDATION....................................................................................34
         26.4     NO RECOURSE....................................................................................34
         26.5     BROKERS........................................................................................34
         26.6     NO LIGHT, AIR OR VIEW EASEMENT.................................................................35
         26.7     ATTORNEYS' FEES................................................................................35
         26.8     WAIVER.........................................................................................35
         26.9     WAIVER OF TRIAL BY JURY........................................................................35
         26.10    SUBMISSION OF LEASE............................................................................35

Exhibit "A" - Land Description
Exhibit "B" - Memorandum of Lease
Exhibit "C" - Tenant's Estoppel Certificate

                                      iv

                                      LEASE

             THIS LEASE ("Lease") by and between Landlord and Tenant is entered into as of the date set forth in Article I and shall be effective and binding upon the parties hereto as of the date of execution hereof.

             In consideration of the leasing of the Premises and the rent reserved herein, and of the terms, covenants, conditions, and agreements set forth below, the sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                    ARTICLE I
                             BASIC LEASE PROVISIONS

1.1    DATE OF LEASE:          July 27, 1999

1.2    LANDLORD:               Joan H. Travis, an individual

1.3    TENANT:                 Colorado Business Bank, N.A.,
                               a national banking association

1.4    BUILDING:               Address:         1275 Tremont
                                                Denver, Colorado 80202

                               The building ("Building") situated upon that
                               certain real property ("Land"), more particularly described in Exhibit "A", attached hereto. The
                                            -----------
                               parties hereto acknowledge that the Building is approximately Twenty-one Hundred (2100) rentable square feet.

1.5    PREMISES:               The Premises consists of the Building and the
                               Land, including all of the parking spaces
                               ("Parking Spaces") currently located on the Land.
                               The Premises are being leased to Tenant on a pure net basis, except as specifically set forth in
                               Section 7.6 hereof.

1.6    TERM:                   The term ("Term") of this Lease shall commence on
                               August 2, 1999 and shall expire on August 31,
                               2014.

1.7    RENT                    The Rent Commencement Date shall be
       COMMENCEMENT            September 1, 1999.
       DATE:

                                       1.

1.8    BASE RENT:              Subject to the terms and conditions of this
                               Lease, during the period commencing on the Rent
                               Commencement Date and ending on August 31, 2004,
                               Tenant covenants and agrees to pay to Landlord monthly rent for the Premises ("Base Rent") equal to Two Thousand Five Hundred and No/100 Dollars
                               ($2,500.00).

1.9    BASE RENT ADJUSTMENT:   Commencing on September 1, 2004, and ending on
                               August 31, 2009, the Base Rent for the Premises shall be increased to Three Thousand and No/100
                               Dollars ($3,000.00) per month. Commencing on September 1, 2009, and ending on August 31, 2014, the Base Rent for the Premises shall be increased to Three Thousand Five Hundred and No/100 Dollars
                               ($3,500.00) per month.

1.10   ADDITIONAL RENT:        "Additional Rent" shall be the amount equal to
                               all Operating Costs, Real Property Taxes and
                               Landlord's Insurance, as defined in Sections 5.4,
                                                                   ------------
                               5.5 and 5.7 hereof. Additional Rent shall be paid
                               ---     ---
                               when due as provided herein.

1.11   USE OF PREMISES:        The Premises shall be used as a branch bank. The
                               Premises shall be used solely for the use stated above and for no other use or purpose without the prior express written consent of Landlord, which consent shall not be unreasonably withheld.

1.12   PREPAID RENT:           Tenant shall pay to Landlord, with Tenant's
                               delivery to Landlord of four (4) executed Leases, the Base Rent due for the second (2nd) month of the Term.

1.13   BROKER:                 Frederick Ross Company for Landlord ("Landlord's
                               Broker"). St. Charles Town Company for Tenant
                               ("Tenant's Broker").

1.14   ADDRESSES FOR
       NOTICES AND
       REPORTS:

       LANDLORD:               Mrs. Joan H. Travis
       --------                3420 South Clayton Boulevard
                               Englewood, Colorado 80110

                               with a copy to:

                               Brobeck, Phleger & Harrison LLP
                               550 South Hope Street, Suite 2100
                               Los Angeles, CA 90071-2604
                               Attention: Marcia Z. Gordon, Esq.



                                       2.

       TENANT:                 Colorado Business Bank
       ------                  821 17th Street
                               Denver, Colorado 80202
                               Attention: President

                               and

                               Senn Lewis & Visciano, P.C.
                               1801 California Street, Suite 4300
                               Denver, Colorado 80202-2804
                               Attention: Fredric J. Lewis, Esq.

1.15   ADDRESS FOR
       PAYMENTS:

       LANDLORD:               Mrs. Joan H. Travis
       --------                3420 South Clayton Boulevard
                               Englewood, Colorado 80110

1.16   PARKING:                Subject to the terms and conditions set forth in
                               Section 7.3 hereof, Tenant and Tenant's employees
                               -----------
                               and invitees (but not Parking Licensees, as
                               defined in Section 20.1 hereof) shall have the
                                          ------------
                               right to use at no cost to Tenant for the Term, the Parking Spaces located on the Land.

             This Article I is intended to supplement and/or summarize the provisions set forth in the balance of this Lease. If there is any conflict between any provisions contained in this Article I and the balance of this Lease, the balance of this Lease shall control.


                                   ARTICLE II
                                    PREMISES
                                    --------

             2.1 BUILDING. The "Building" is situated upon that certain Land described in Exhibit "A" attached hereto.
             -----------

             2.2 PREMISES. Landlord leases to Tenant and Tenant hires from Landlord the Premises for the Term and pursuant to all of the terms, covenants and conditions contained herein.

             2.3 EASEMENT. Landlord reserves to itself the right, from time to time, to grant such easements, rights-of-way and dedications affecting all or any part of the Land as Landlord deems necessary or desirable, including changing the property lines of Land and granting rights-of-way and rights of ingress and egress and similar rights over, across, and upon the Land; provided, however, that such rights shall not unreasonably interfere with Tenant's use of the Premises. Tenant shall execute, acknowledge and deliver to Landlord any documents

                                       3.

which Landlord determines are necessary to effectuate the purposes of this Section within ten (10) days after Landlord's written request.


                                   ARTICLE III
                                      TERM
                                      ----

             3.1 TERM. The Term of the Lease shall commence on the Term Commencement Date and shall expire on August 31, 2014 ("Expiration Date"), unless sooner terminated in accordance with this Lease Upon the request of either party, the other party shall execute a "Memorandum of Lease", in the form attached hereto as Exhibit "B".
                   -----------

             3.2 HOLDING OVER. In the absence of a written agreement to the contrary, any holding over after the end of the Term, with the consent of Landlord, shall be construed to be a tenancy from month-to-month, and shall be terminable upon thirty (30) days written notice given by either Landlord or Tenant. The rent for any such month-to-month tenancy shall be in an amount equal to the greater of (i) one hundred thirty-five percent (135%) of the Base Rent for the last month of the Term, or (ii) the fair market value, as reasonably determined by Landlord, of the Premises for the first month of the month-to-month tenancy. Base Rent may be increased each month during such month-to-month tenancy. All other terms of this Lease shall apply to any such month-to-month tenancy. In addition to paying Landlord the increased Base Rent and in the event that such holding over is without the consent of Landlord, Tenant shall defend, indemnify and hold Landlord harmless from and against all claims, liability, damages, costs or expenses, including reasonable attorneys' fees and the costs of defending the same, incurred by Landlord and arising directly or indirectly from Tenant's failure to timely surrender the Premises, including (a) any rent payable by or any loss, cost, or damages, including lost profits, claimed by, any prospective tenant of the Premises, and (b) Landlord's damages as a result of such prospective tenant's rescinding or refusing to enter into the prospective lease of the Premises because of or related to Tenant's failure to timely surrender the Premises.


                                   ARTICLE IV
                                   POSSESSION
                                   ----------

             4.1 CONDITION OF PREMISES Landlord leases to Tenant and Tenant hires from Landlord the Premises for the Term in its "AS-IS" condition. Tenant represents, warrants and covenants that Landlord has made no express, implied or other representations of any kind in connection with soil, improvements, or physical conditions on the Premises, Building and Land or affecting the Premises, Building and Land and that Tenant has relied solely on Tenant's own inspection and examination of such items, except as expressly set forth herein. Tenant understands, acknowledges and hereby expressly assumes the risk that the Premises, Building and Land may be subject to earthquake, fire, floods, erosion and high water table, and dangerous, toxic, or hazardous underground or surface soil or water conditions or materials, and other occurrences or conditions that may alter the condition or affect its suitability for any proposed use or intended use by Tenant. Tenant understands, acknowledges and hereby expressly assumes the risk that the utilities currently provided to the Premises are adequate for

                                       4.

Tenant's proposed use or intended use. Landlord shall have no responsibility or liability with respect to any such occurrence or condition. The terms and conditions set forth herein are the result of arm's-length bargaining between parties familiar with transactions of this kind. The Base Rent, and the terms and conditions set forth herein, reflect the fact that Tenant shall have the benefit of, and is relying upon, no statements, representations, or warranties whatsoever made by or enforceable directly or indirectly against Landlord relating to the condition, operations, dimensions, descriptions, soil condition, environmental condition, suitability, or any other attribute or matter of or relating to the Premises, Building or Land but that Tenant is relying solely upon its own investigation of the same. Tenant acknowledges that: (a) Landlord has provided Tenant with a full opportunity to inspect the Premises, including, but not limited to, the opportunity to conduct such tests and audits of the Premises as Tenant has deemed necessary in connection with the lease of the Premises; (b) Tenant acknowledges that some asbestos is located on the Premises and that Tenant shall be responsible for the cost of removing such asbestos, if Tenant elects, in Tenant's sole and absolute discretion, to do so; and (c) Tenant acknowledges that Tenant shall be responsible for the cost of repair and replacement of the roof of the Building located on the Premises. Landlord hereby represents and warrants that: (a) except as documented by Tenant's inspectors during Tenant's inspections of the Premises, Landlord has not received any written notice of any current violations of any federal, state or local laws, including all zoning laws and ordinances, and all regulations, codes and requirements (collectively, "Regulations") concerning the noncompliance of the Property with such Regulations; and (b) Landlord does not have any written reports, opinions, or work product of surveyors, architects, soil engineers, environmental specialists, engineers or governmental authorities with respect to the Premises in Landlord's possession which have not been delivered to Tenant.

             4.2 DELIVERY OF POSSESSION. Landlord shall deliver the Premises to Tenant on the Term Commencement Date. To facilitate such delivery, Landlord has given the key to the Premises to Landlord's Broker who is authorized to deliver said keys to Tenant on the Term Commencement Date.

             4.3 TENANT'S WAIVER. Tenant expressly waives all implied warranties regarding the Premises or Building, including implied warranties of merchantability and fitness, if any. Tenant hereby waives all rights under Colorado law, as amended or recodified from time to time, with respect to Landlord's obligations for tenantability of the Premises and/or Tenant's right to make repairs at the expense of Landlord.


                                    ARTICLE V
                                      RENT
                                      ----

             5.1 GENERAL PROVISIONS. As used herein, "rent" shall mean "Base Rent" and "Additional Rent", all as hereinafter defined. Unless provided herein to the contrary, Tenant shall pay all rent to Landlord in advance on or before the first day of each month of the Term at the address provided in Section 1.15
                                                                   ------------
hereof, commencing upon the Rent Commencement Date and until the Expiration Date. All rent shall be paid to Landlord in lawful money of the United States of America, without demand therefor, and without deduction, offset or abatement of any kind, except as may be expressly provided for hereafter. Rent for any partial

                                       5.

month, shall be prorated on the basis of actual days elapsed. The Premises are being leased to Tenant on a pure net basis, except as specifically set forth in
Section 7.6 hereof. At Tenant's request, Landlord shall cooperate with Tenant to
-----------
arrange for monthly automatic deposits to Landlord's account of Base Rent and Additional Rent.

             5.2 BASE RENT. Tenant shall pay all sums specified in Section 1.8,
                                                                   -----------
as adjusted pursuant to Sections 1.9 of this Lease, as "Base Rent", to Landlord
                        ------------
in advance on or before the first day of each month as the gross, guaranteed rent ("Base Rent"), from the Rent Commencement Date until the Expiration Date pursuant to the terms of this Lease.

             5.3 ADDITIONAL RENT. All amounts which Tenant is required to pay to Landlord under this Lease, except for Base Rent, shall be treated as "Additional Rent", and shall be paid when due as provided herein. Additional Rent shall include, but not be limited to, all costs of all utilities, maintenance, repairs, replacements and services provided or required to the Premises, unless Tenant is billed for such utilities, maintenance and repairs directly by the provider of such services, Real Property Taxes and Personal Property Taxes.

             5.4 OPERATING EXPENSES. Tenant shall pay any and all Operating Expenses related to the Premises. "Operating Expenses" shall include all costs and expenses incurred by Landlord in owning, operating, managing and repairing the Building and the Land, including, but not limited to, all costs and expenses of: (i) Landlord's Insurance, whether or not required by any Landlord's Lender;
(ii) pest control, cleaning of exterior windows, cleaning, sweeping, striping, painting, resurfacing, repaving, disposing of refuse, inspecting, planting and landscaping for the Premises; (iii) providing janitorial services for the Premises; (iv) providing security, including but not limited to, electronic intrusion and fire control devices, card key access systems, guards and any attendant costs of such guards and telephonic alert system devices; (v) complying with all Rules and Regulations, as defined in Section 7.2 hereof, and
                                                        -----------
any requirements of Landlord's Lender, including but not limited to, improvements or changes required by any current or future Regulations or Landlord's Lender; (vi) fees for permits and licenses; (vii) court costs; (viii) replacing, repairing and maintaining foundations, floors, carpeting, walls, hallways, roofs, stairways, signage for the Building, gutters, downspouts, building service, electrical, mechanical, plumbing, heating, air conditioning and ventilating equipment and systems, sidewalks, landscaping, drainage, equipment, fixtures, including all labor and materials costs and equipment rental fees, and any other capital improvements; (ix) utilities furnished to the Premises, including air conditioning, electricity, lighting, steam, heating, mechanical, elevator service (if any), and ventilation; (x) capital improvement and operating and expense reserves if Tenant fails to maintain the Premises pursuant to the terms of this Lease; and (xi) any other expenses of any kind whatsoever which would reasonably or customarily be included in managing, operating, maintaining and repairing office buildings in the location in which the Building is situated. If Tenant fails to maintain the Premises pursuant to the terms of this Lease, Landlord may establish reasonable reserves for maintaining the Building and on the Land, and for the repair and replacement of improvements in the Building and the Land and may include the reserves as Operating Expenses, provided that when the reserves are actually used, the expenditure of the reserves shall not be considered Operating Expenses. With respect to any Operating Expenses paid directly by Landlord and reimbursable to Landlord by Tenant, Tenant shall have the right to review such Operating Expenses within twenty (20) days

                                       6.

of Landlord's written request for reimbursement. Within ten (10) days following the expiration of such twenty (20) day review period, Tenant shall pay such amount owed to Landlord.

             5.5 REAL ESTATE TAXES. "Real Estate Taxes" shall include all real estate taxes, and all assessments (whether general, special, ordinary or extraordinary), possessory interest, improvement bonds, license fees, commercial rental taxes, sewer and water rents and other levies, fees and charges of every kind imposed by any authority having the direct or indirect power to so tax, levy or assess (including, without limitation, any charges, assessments, or levies imposed by any city, state or federal government, or any school, water, agricultural, sanitary, fire, street, drainage or other improvement or special assessment district) which: (i) relate in any way to the Building and/or the Premises, to its operation, or to the possession, ownership, occupancy, use, repair, restoration or construction of the Building and/or the Premises, or any part thereof, or to the services provided Tenant, or to Landlord's gross receipts or revenues from the Building and/or the Premises, or to Landlord's legal or equitable interest in the Building and/or the Premises; (ii) are imposed by reassessment, are added to a tax or charge or otherwise as a result of (a) construction of improvements, (b) a transfer, either partial or total, of Landlord's interest in or the beneficial ownership of the Building and/or the Premises, or (c) this transaction, this Lease, the leasehold created hereby, or any modifications or transfer of this Lease; (iii) is interest on installment payments of Real Estate Taxes; (iv) is any cost and/or fee (including without limit attorneys' and appraisers' fees and court costs) incurred by Landlord in calculating, contesting or negotiating Real Estate Taxes; (v) are levied on, assessed against, or measured by, either gross or net amounts paid or discharged by Tenant; (vi) related in any way to the sewer service for the Building; and/or
(vii) all sales, use, occupancy or documentary transfer taxes which may be imposed upon Landlord or Tenant resulting from or related to the acquisition, leasing, subleasing, sale, assignment or use of the Building and/or the Premises or any portion thereof. Throughout the Term, Real Estate Taxes shall also include any tax, fee, levy, assessment or charge that is in addition to or in substitution for (whether partially or totally) any tax, fee, levy, assessment or charge that is included within the definition of "Real Estate Taxes" as set forth above.

             Provided Tenant is not then in default or would be with notice or the passage of time, or both, and Landlord elects not to contest the validity, applicability and/or amount of Real Estate Taxes, Landlord hereby grants Tenant a revocable license to contest the validity, applicability, and/or amount of any Real Estate Taxes by appropriate proceedings. Tenant shall pay all costs of such contest and shall have the right to retain any recoveries except for any costs incurred by Landlord in assisting Tenant with such contest. Landlord shall have the right to negotiate or contest any Real Estate Taxes and shall advise Tenant of Landlord's decision not to contest the validity, applicability and/or amount of Real Estate Taxes.

             5.6 PAYMENT OF OPERATING EXPENSES AND REAL ESTATE TAXES.

                 A. Payment of Operating Expenses. Tenant shall pay all
                    -----------------------------
Operating Expenses directly to the provider of such costs, services and utilities. Any contracts between such providers of costs, utilities and services and Tenant shall be obligations of Tenant and shall not obligate Landlord unless Landlord otherwise agrees in writing, and a copy of all such contracts shall be delivered to Landlord within thirty (30) days of full execution thereof.

                                       7.

                 B. Real Property Taxes; Personal Property Taxes. Tenant shall
                    --------------------------------------------
pay directly (with a copy of any correspondence and the payment check to Landlord), five (5) days prior to delinquency, (i) all Real Estate Taxes, and
(ii) any and all taxes and assessments levied or assessed during the Term upon or against (a) Tenant's Property, furniture, equipment, and any other personal property installed or located in the Premises and (b) all Alterations, as defined in Section 12.1 hereof, including all additions, betterments, or
           ------------
improvements of whatever kind or nature made by Tenant to the Premises, that are separately assessed or cause the assessment for the Premises to be greater than it would have been with standard tenant improvements and no Alterations. Whenever possible, Tenant shall cause Tenant's Property and all such other property to be assessed and billed separately from the real property of Landlord. If any governmental authority requires a tax to be paid by Tenant, but collected by Landlord for and on behalf of such governmental authority, then Tenant shall pay, at the election of Landlord, one-half (1/2) or one-twelfth (1/12th) of the annual amount of such tax to Landlord semi-annually or monthly, as the case may require, in advance with the Base Rent payment.

             5.7 PROPERTY INSURANCE MAINTAINED BY LANDLORD. During the Term, "Landlord's Insurance" shall include the cost of Landlord's "all risks" property insurance on the Building and the Premises and on the fixtures and equipment located therein and owned by Landlord, including plate glass insurance. "All risks" property insurance shall mean, if Landlord does not separately insure the Building and the Premises and/or the fixtures and equipment therein and owned by Landlord, insurance against loss or damage by fire, vandalism, malicious mischief and such other casualties as are included in extended coverage, including earthquake and flood coverage, in an amount equal to up to one hundred percent (100%) of the full replacement cost thereof (including foundations and excavations), with an inflation rider and rental loss insurance, at Landlord's option, in an amount equal to up to twelve (12) months' rent. If Landlord elects to separately insure Tenant and so notifies Tenant, Tenant shall, within ten
(10) days after Tenant receives Landlord's written demand therefor, reimburse Landlord in full for the total cost of such insurance on the Premises as calculated by Landlord, without regard to any deductible amount or retention amount in the event of loss, whether or not Landlord shall choose to maintain a deductible amount or a retention amount. Landlord shall have no obligation to insure Tenant's Property (as defined in Section 13.1 of this Lease). The cost of any such insurance and any deductible amount or retention amount in the event of loss, whether or not Landlord shall choose to maintain a deductible amount or retention amount for its own account, shall be billed to Tenant as Additional Rent. Notwithstanding the foregoing, Colorado Business Bank, N.A., and its Affiliate shall have the right, upon written notice to Landlord, to carry all of such Landlord's Insurance on Landlord's behalf through Tenant's blanket coverage and to pay all premiums therefor directly to the insurer, provided such insurer meets the requirements of Section 9.1 hereof; and in such case, Tenant shall
                          -----------
provide Landlord with proof of coverage and payment, as provided in Article IV
                                                                    ----------
below.


                                   ARTICLE VI
                                SECURITY DEPOSIT
                                ----------------

             6.1 SECURITY DEPOSIT. As of the Term Commencement Date, Tenant shall not be obligated to deposit with Landlord an amount equal to one month's Base Rent ("Security Deposit"). If Tenant fails on three (3) occasions during the Term to timely pay rent

                                       8.

on or before the due date as provided herein, then Tenant shall deposit with Landlord the Security Deposit within five (5) days of Landlord's written demand therefor. Landlord shall hold the Security Deposit as security for Tenant's faithful performance of all the terms, covenants, and conditions of this Lease and to compensate Landlord for any other expenses, loss or damage that Landlord may suffer because of Tenant's default. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds. Landlord shall have the right to commingle the Security Deposit with Landlord's general funds and to retain any and all interest and earnings on the Security Deposit. Tenant shall not be entitled to any interest on the Security Deposit.

             6.2 USE OF SECURITY DEPOSIT. If Tenant breaches or fails to perform any of Tenant's obligations under this Lease, Landlord shall have the right, but not the obligation, to use or retain all or any part of the Security Deposit to cure the breach or failure of performance, and to compensate Landlord for any damages sustained by Landlord, including but not limited to payment of: (i) delinquent rent; (ii) interest on delinquent rent; (iii) late charges on delinquent rent; (iv) the cost of performing any of Tenant's obligations under this Lease; (v) the cost of repairing damages to the Premises; (vi) the cost of cleaning, maintaining, repairing, restoring or reletting the Premises; (vii) attorneys' and accountants' fees and disbursements and court costs; (viii) brokerage commissions and finders' fees; and, (ix) interest on any and all of the above at Remedy Rate (defined in Section 17.3 hereof) from the date due
                                     ------------
until paid; provided, however, that retention of all or any part of the Security Deposit shall not affect Tenant's obligations under this Lease or Landlord's other rights and remedies provided at law, in equity, or under this Lease. If any portion of the Security Deposit is used or required as provided for in this Section, then within five (5) days after written demand by Landlord, Tenant shall deposit with Landlord sufficient cash to restore the Security Deposit to its original amount or establish the Security Deposit. Tenant's failure to make this deposit shall be a default under this Lease.

             6.3 REFUND AND TRANSFER. If Tenant shall have fully and faithfully performed all of Tenant's obligations under this Lease (or upon the earlier termination without Tenant's fault) and after Landlord has inspected the Premises, has cleaned and repaired any damage, and has received invoices for such repair or cleaning costs, if any, then Landlord shall return the Security Deposit or any balance thereof, if any, to Tenant. Landlord may transfer the Security Deposit, if any, or that portion remaining after any deduction, to Landlord's successor-in-interest and shall upon such transfer be discharged from any further liability with respect to such Security Deposit.


                                   ARTICLE VII
                               USE OF THE PREMISES
                               -------------------

             7.1 TENANT'S USE OF THE PREMISES. Landlord hereby grants to Tenant, for the Term, subject to the terms of this Lease, an exclusive right to use the Premises. Notwithstanding the foregoing, Tenant's right to use the Land is limited solely to: (a) the ingress and egress of customers, invitees, directors, officers, employees and licensees of Tenant, to and from the Building; and the public streets adjacent to the Building, for both vehicular and pedestrian traffic and for the parking of vehicles in accordance with Section 7.3 hereof;
                                                           -----------

                                       9.

(b) landscaping; (c) placement of Tenant's signage, subject to Section 12.4
                                                               ------------
hereof; and (d) Alterations approved by Landlord in accordance with Section 12.1
                                                                    ------------
hereof. Landlord hereby acknowledges its approval to Tenant's installation of a drive-through facility on the Premises; provided, however, Tenant complies with
Article XII hereof.
-----------

             7.2 COMPLIANCE WITH LANDLORD'S RULES AND REGULATIONS. Landlord may, from time to time, establish reasonable rules and regulations ("Rules and Regulations") for the management, safety, care and cleanliness of the Building and the Premises. Tenant, together with all other persons entering or occupying the Premises at Tenant's request or with Tenant's permission, including but not limited to Tenant's invitees and customers, shall comply with the Rules and Regulations and any violation thereof shall be a default under this Lease by Tenant. Landlord reserves the right to amend the Rules and Regulations at any time and from time to time and shall give Tenant at least ten (10) days' notice of any amendment.

             7.3 PARKING. Tenant shall only have the right to use the Land for parking for its employees, agents, contractors, subcontractors or invitees (but not Parking Licensees unless Landlord has approved such Parking Licensees). Upon request of Landlord, Tenant shall supply Landlord with a list of license numbers for vehicles used by its employees, agents, contractors or subcontractors. Tenant shall not have the right to sublet or assign its right to use the Parking Spaces except as provided in Article XX hereof.
                             ----------

             7.4 PERMITTED USE. Tenant shall use the Premises solely for the Use of the Premises specified in Section 1.11 hereof from the date possession of the
                             ------------
Premises is delivered to Tenant until the Expiration Date. No other use shall be permitted without the prior express written consent of Landlord, which consent may be withheld in Landlord's sole discretion.

             7.5 COMPLIANCE WITH LAWS; NUISANCE. Tenant shall, at its sole expense and at all times, comply fully with (i) all federal, state and local laws, including all zoning laws and ordinances, and all regulations, codes, requirements, public and private land use restrictions rules and orders (individually and collectively, "Regulations") that apply to the Premises or Tenant's use or occupancy thereof, including but not limited to the obligation to alter, maintain, repair or restore the Premises in compliance and conformity with all such Regulations, and (ii) any and all requirements and recommendations of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Premises. Tenant shall neither store, use or sell any article in or about the Premises, nor permit any act, that would cause the premiums for insurance to increase or cause a cancellation of any policy upon the Premises. Tenant shall not occupy, suffer or permit the Premises or any part thereof to be used for any illegal, immoral or dangerous purpose, or in any other way contrary to the law or the rules or regulations of any public authority. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or any other act or thing which may disturb the quiet enjoyment of any neighbors of the Premises. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or on the Premises.

                                      10.

             7.6 ENVIRONMENTAL COMPLIANCE. Tenant represents, warrants, and covenants to Landlord that Tenant shall at no time use or permit the Premises to be used in violation of any Regulations, including any Regulations which relate to or govern Hazardous Materials and/or the environmental conditions in, on, under or about the Premises, including, but not limited to, air quality, soil and surface and subsurface water conditions (individually and collectively, "Environmental Regulations"). Tenant shall assume sole and full responsibility for, and shall remedy at its sole cost and expense: (a) all such violations that occur after the date of this Lease by Tenant or Tenant's successors, assigns, licensees, invitees, officers, directors, employees, agents and partners; and
(b) the removal of any asbestos or asbestos-containing material located on the Premises prior to the date of this Lease that Tenant elects to remove. Tenant shall at no time use, generate, release, store, treat, dispose of, or otherwise deposit, in, on, under or about the Premises, any hazardous or toxic substances, wastes or related materials ("Hazardous Materials") or permit or allow any third party to do so, without Landlord's express, prior, written consent and Tenant's compliance, at Tenant's sole cost and expense, with all Environmental Regulations. Tenant may use chemicals and other materials that are normal and customary to its business for general office use and in customary quantities by tenants of office buildings in the County where the Premises are located. Tenant shall pay or reimburse Landlord for any costs or expenses incurred by Landlord, including reasonable attorneys', engineers', consultants' and other experts' fees and disbursements incurred or payable to determine, review, approve, consent to or monitor the requirements for Tenant's compliance with Environmental Regulations. Landlord's election to conduct such inspections shall not be construed as approval of Tenant's use of the Premises or any activities conducted thereon, and shall in no way constitute an assumption by Landlord of any responsibility whatsoever of Tenant's use of the Premises or Hazardous Materials. For the purposes of this Section, Hazardous Materials shall include, but not be limited to, asbestos, asbestos-containing matter, and the group of organic compounds known as polychlorinated biphenyls, as well as substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq; ("CERCLA"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802; the Resource Conservation Recovery Act of 1976, 42 U.S.C. Section 6901, et seq. ("RCRA"); those substances identified in regulations, orders, and publications adopted pursuant to Colorado law as "hazardous wastes" and/or "hazardous substances" which now exist or which may be enacted or become effective after the date of this Lease; all as the foregoing may be amended or recodified from time to time. Tenant shall provide Landlord with written notification, immediately upon the discovery or notice or reasonable grounds to suspect, by Tenant, its successors, assigns, licensees, invitees, employees, officers, directors, agents, partners and/or any other third party, that any provision of this Section has not been strictly complied with. It shall be an Event of Default under this Lease, entitling Landlord to exercise any of its rights and remedies under this Lease, if any provision of this Section is not strictly complied with at all times.

             7.7 LANDLORD'S RIGHT OF ENTRY. Landlord, at reasonable times and with prior written notice to Tenant, may go into the Premises without any liability whatsoever for the purposes of: (i) performing all of Landlord's obligations under this Lease; (ii) inspecting the Premises; (iii) inspecting the performance by Tenant of the terms and conditions hereof; (iv) showing the Premises to prospective tenants, purchasers, or mortgagees; and (v) posting notices

                                      11.

for the protection of Landlord on the Premises. Except following an Event of Default, Landlord shall make such entry or inspection accompanied by a representative of Tenant.


                                  ARTICLE VIII
                                    UTILITIES
                                    ---------

             8.1 TENANT'S OBLIGATIONS. Subject to Rules and Regulations from time to time established by Landlord, Tenant shall obtain at Tenant's sole cost and expense: (i) heating, air conditioning and ventilation in amounts required, in Tenant's reasonable judgment, for the use and occupancy of the Building and the Premises; and (ii) electric current in amounts required for normal lighting fixtures, outdoor lighting on the Land and Tenant's use of the Premises. Tenant shall provide, at Tenant's sole cost and expense, janitorial service five (5) days per week to the Building and the Land, generally consistent with that furnished in other office buildings in the area in which the Building is located. Landlord makes no representation with respect to the adequacy or fitness of the air conditioning or ventilation equipment in the Building to maintain temperatures which may be required for, or because of, any equipment of Tenant and Landlord shall have no liability for loss or damage in connection therewith. Landlord makes no representation with respect to the adequacy of the telecommunication equipment and Landlord shall have no liability for loss of failure of such telecommunication equipment.

             8.2 LIMITATION ON LANDLORD LIABILITY. Landlord shall not be liable for any failure of any services or utilities, and Tenant shall not be entitled to any damages nor shall such failure relieve Tenant of the obligations to pay the full rent reserved hereunder or constitute to be construed as a constructive or other eviction of Tenant. In the event any governmental entity promulgates or revises any statutes, ordinance or building, fire or other code or imposes mandatory controls or guidelines on Landlord relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions or the provision of any other utility or service provided to the Premises or in the event Landlord is required or elects to make alterations to the Building or Land or any portion thereof, in order to comply with such mandatory controls or guidelines, Landlord may, in its sole discretion, comply with such mandatory controls or guidelines or make such alterations to the Premises or portion thereof and charge Tenant for such compliance or, at Landlord's option, Landlord may require Tenant to comply directly with such controls or guidelines and provide Landlord with written proof of such compliance. Such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full rent reserved hereunder or constitute or be construed as a constructive or other eviction of Tenant.

             8.3 ALTERNATIVE TELEPHONE OR TELECOMMUNICATIONS PROVIDER.

                 A. No Expense. In the event that Tenant wishes to utilize the
                    ----------
services of a telephone or telecommunications provider whose equipment is not servicing the Building as of the date of Tenant's execution of this Lease ("Provider'), such Provider shall be permitted to install its lines or other equipment within the Building; provided, however, Landlord shall incur

                                      12.

no expense whatsoever with respect to any aspect of Provider's provision of its services, including without limitation, the costs of installation, materials, and service.

                 B. Provider's Good Standing. The Provider shall be licensed in
                    ------------------------
the State of Colorado.

                 C. Tenant Responsible for Service Interruptions. Tenant agrees
                    --------------------------------------------
that to the extent service by Provider is interrupted, curtailed, or discontinued, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant at its expense to obtain substitute service.

                 D. No Third Party Rights. The provisions of this clause may be
                    ---------------------
enforced solely by the Tenant and Landlord, and are not for the benefit of any other party, specifically, without limitation, no Provider shall be deemed a third party beneficiary of the Lease.


                                  ARTICLE IX
                                   INSURANCE
                                   ---------

             9.1 GENERAL INSURANCE. Tenant shall, at its sole cost and expense, maintain in effect from and after the Term Commencement Date and continuously thereafter until the Expiration Date, the policies of insurance required under this Article. All policies that Tenant is required or elects to obtain under this Lease shall be issued by companies licensed to do business in Colorado with a general policyholder's rating of not less than "A" and a financing rating of not less than Class "X", as rated by the most current available "Bests" Insurance Reports. On or before the Term Commencement Date, Tenant shall furnish Landlord with evidence acceptable to Landlord that (i) the policies (or a binder thereof) required pursuant to this Article are in effect and (ii) Landlord shall be notified by the carrier in writing thirty (30) days prior to cancellation, material change, or non-renewal of such insurance. The policies that Tenant is required or elects to obtain pursuant to this Lease shall name Landlord and, upon Landlord's request, any Landlord's Lender, as additional insureds and shall be primary policies, unaffected by any insurance or self-insurance Landlord may have. If Tenant carries any of the insurance required hereunder in the form of a blanket policy covering various liabilities to Tenant and its subsidiaries, controlling or affiliated corporations, any certificate required hereunder shall make specific reference to the Premises. Upon the reasonable requests of Landlord from time to time, Tenant shall increase the limits of the policies that Tenant is required or elects to obtain under this Lease and shall purchase and keep in force policies of such other types of insurance as required by any Regulation. If Tenant fails to procure and maintain, throughout the Term, the policies of insurance required by this Lease, then Tenant shall be solely liable for any loss or cost resulting from such failure, and, in addition, Landlord shall have the rights and remedies specified in Article XVII hereof.
                                                ------------

             9.2 COMMERCIAL GENERAL LIABILITY INSURANCE. Tenant shall obtain and keep in force throughout the Term, a policy or policies of commercial general liability insurance covering the Premises and Tenant's business (or that of any subtenant, licensee, or concessionaire, if permitted under Article XX) in
                                                           ----------
amounts not less than a combined single limit

                                      13.

of Three Million and No/100 Dollars ($3,000,000.00) per occurrence and in the aggregate for bodily injury, personal injury, death and property damage liability. All of such insurance shall be primary and noncontributing with any insurance which may be carried by Landlord and shall contain a provision that Landlord, although named as an additional insured, shall nevertheless be entitled to recover under the policy for any loss, injury, or damage to Landlord, its agents and employees, or the property of such persons by reason of the negligence of Tenant. All such insurance shall specifically insure Tenant's performance of Tenant's indemnity obligations under this Lease. The adequacy of the limits afforded by the liability and property damage insurance shall be subject to review by Landlord from time to time, and, if it appears in such a review that a prudent businessperson in the area operating a similar business to that operated by Tenant on the Premises would increase the limits of its liability insurance, Tenant shall effect such increases within thirty (30) days after receipt of notice from Landlord.

             9.3 WORKERS' COMPENSATION INSURANCE. If the nature of Tenant's business is such as to place any or all of its employees, contractors, subcontractors or agents under the coverage of local workers' compensation or similar statutes, Tenant shall keep in force workers' compensation or similar insurance affording statutory coverage and containing statutory limits. If Landlord is required to obtain workers' compensation or similar insurance in connection with Landlord's ownership, operation, or leasing of the Premises or the performance of Landlord's obligations under the Lease, the cost of any such workers' compensation or similar insurance shall be borne solely by Landlord.

             9.4 PROPERTY AND EXTENDED COVERAGE INSURANCE. Tenant shall keep in force an "all risks" property insurance policy, with vandalism and malicious mischief endorsements, covering one hundred percent (100%) of the replacement cost of Tenant's Property, with an inflation rider or endorsement attached thereto and twelve (12) months' business interruption insurance rider or endorsement attached thereto which shall include any business interruption caused by the lack of telecommunication services to the Premises.

             9.5 WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained herein, Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, their respective property, the Premises or its contents, arising from any risk covered by the insurance required hereunder. The parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against Landlord or Tenant, as the case may be. The foregoing waivers of subrogation shall be operative only so long as available without invalidating either Landlord's or Tenant's policy of insurance.


                                    ARTICLE X
                               OPTION TO PURCHASE
                               ------------------

             During the Term of the Lease and provided that Tenant is not then in default or would be with notice or passage of time, or both, and if Landlord elects, in Landlord's sole and absolute discretion, to sell the Premises, Landlord shall be obligated, on a one-time basis only, to

                                      14.

first offer to Tenant or Tenant's Affiliate, but not any Transferee (as defined in Section 20.2 hereof), the right to purchase the Premises, based on the terms
   ------------
and conditions set forth in Landlord's notice ("Landlord's Notice"). Landlord's Notice shall set forth the purchase price based on the Fair Market Value of the Premises determined by an independent, unaffiliated real estate appraiser, selected by Landlord, with a membership in the American Appraisal Institute, or its successor organization ("MAI Appraiser") and at least five (5) years full time experience appraising office building properties in the downtown area of Denver County. The "Fair Market Value" shall mean the purchase price for the Premises based upon a purchase by a third party of real property of comparable size, location and quality located in Denver County, Colorado. If Tenant fails to accept Landlord's offer to purchase the Premises on the terms and conditions set forth in Landlord's Notice within thirty (30) days of Tenant's receipt of Landlord's Notice, then Landlord shall not have any further obligation to sell the Premises to Tenant and Landlord shall have the right to negotiate and/or sell the Premises to any third party on any terms and conditions agreed upon by Landlord and such third party. If Tenant accepts Landlord's offer to purchase, Landlord and Tenant shall enter into a purchase and sale agreement drafted by Landlord's attorneys based on the terms and conditions set forth in Landlord's Notice.


                                   ARTICLE XI
                       MAINTENANCE AND REPAIR OF PREMISES
                       ----------------------------------

             11.1 TENANT'S MAINTENANCE OBLIGATIONS. Tenant, at Tenant's sole expense, shall maintain all portions of the Building, Tenant's Property, and all other portions of the Premises in first-class order and in neat, clean and sanitary condition and repair, including any necessary repairs and replacements to any portion of the Premises, except for such repairs as may be required because of the willful misconduct of Landlord. Tenant's obligations shall include, but not be limited to, the following: (i) repairing and maintaining the walls, foundation, structural support columns running through the Building; (ii) repairing and replacing the roof of the Building; (iii) repairing and replacing the plumbing, heating, ventilation, air conditioning, electrical, sprinkler, telecommunications risers, equipment, panels and cabling, and other systems and installations serving the Premises; (iv) repairing and maintaining its parking facilities and outdoor lighting fixtures serving the Premises, and any additional parking structure and landscaping which may be located on the Land; (v) promptly replacing any broken doors, windows and any cracked or broken glass in the Premises with replacements of like kind and quality; (vi) painting, redecorating, and renovating the interior of the Premises and Tenant's Property; (vii) removing any trash on a regular basis from the Premises; (viii) maintaining, repairing and replacing, as applicable, light fixtures, light bulbs, ballasts, door closures, door locks, plumbing stoppages, pest control, carpeting, wall covering, window treatments; (ix) keeping all mechanical and electronic equipment, systems and apparatus installed by Tenant free of vibration and noise which may be transmitted beyond the Premises; (x) maintaining Tenant's signs permitted by this Lease in first-class order, condition and repair; and (xi) maintaining a contract for snow removal and sand disbursement (if necessary). If Tenant or its agents, employees, contractors or subcontractors cause any damage to the Premises including, but not limited to,

                                      15.

        damage to or blockage of the water, sewer, HVAC, or electrical systems, then Tenant shall promptly repair any such damage.

             Landlord makes no representations or warranties concerning the ability of Landlord, its employees, agents, contractors or subcontractors to maintain the Building and the Premises in a secure fashion. Landlord shall not incur any liability to Tenant, its employees, agents, customers or invitees as a result of any failure of any security system installed on the Building and the Land or any security procedure instituted at the Premises.

             11.2 ANTENNAE/LIGHTS. Tenant shall not erect, construct, place or permit any television, radio, or other electronic towers, aerials, antennae, satellite dishes or devices of broadcast or reception or other means of communication on the Premises or Building without Landlord's prior written consent, which consent may not be unreasonably withheld.

             11.3 LANDLORD'S CURE. If Tenant fails to commence any of Tenant's obligations listed in Section 11.1 hereof within ten (10) days after receipt of
                      ------------
Landlord's written demand to perform such obligations, or fails to adequately complete the performance of such obligations within a reasonable time after commencement, then Landlord may, but is not obligated to, perform such obligations without liability to Tenant for any loss to Tenant's stock or business that might arise by reason thereof. Tenant shall reimburse Landlord on demand in an amount equal to the cost incurred by Landlord in the performance of such obligations, plus interest as set forth in Section 17.6 hereof.
                                                ------------


                                   ARTICLE XII
                            ALTERATIONS AND ADDITIONS
                            -------------------------

             12.1 ALTERATIONS. Tenant shall not make (i) any alterations, improvements, additions, or utility installations, including without limit, altering the carpeting, hallway entry doors, floor or window coverings, locks, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning or plumbing in, on, or about the Premises or
(ii) any other change or alteration to the Premises (individually and collectively, "Alterations") without Landlord's express, prior, written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, if such Alterations are not structural in nature and the total cost of such Alterations in one (1) year is less than Twenty-five Thousand and No/100 Dollars ($25,000.00), then Tenant shall not be obligated to obtain Landlord's consent. If Tenant makes or commences any Alterations without the prior written approval of Landlord, Landlord shall have the right to require that Tenant remove any or all of such Alterations at Tenant's sole expense and shall also have the right to declare Tenant in default and to terminate this Lease. Any Alterations shall, at all times comply fully with all applicable federal, state and municipal laws, ordinances, regulations, codes and other governmental requirements now or hereafter in force and Tenant shall, at Tenant's sole cost and expense, and take all necessary actions now or hereafter to ensure such compliance that is required by any such governmental requirement as a result of any Alteration.

             Tenant shall provide Landlord with a written request for approval and proposed, detailed plans for any Alterations that Tenant would like to make. Landlord shall have the right

                                      16.

to condition its consent upon Tenant's: (i) obtaining a building permit and complying with all Regulations for the Alterations from appropriate governmental agencies; (ii) furnishing a copy of such building permit and evidence of such compliance to Landlord prior to the commencement of such work; (iii) complying with all the conditions of such building permit and all Regulations; (iv) providing Landlord with plans and specifications for the Alterations for Landlord's prior written approval; (v) providing Landlord with a copy of the construction contract, construction schedule, trade payment breakdown and list of subcontractors and suppliers for Landlord's prior written approval; (vi) filing the final plans and specifications and final construction contract in the County Recorder's office where the Premises are located to insure Landlord against any liability for mechanics' and materialmen's liens and stop notice claims, and requiring Tenant to obtain a bond to insure completion of the work;
(vii) providing Landlord with written notice prior to commencing any such work; and (viii) requiring any contractors used by Tenant carry a commercial general liability insurance policy in amounts not less than a combined limit of One Million and No/100 Dollars ($1,000,000.00) per occurrence for bodily injury, personal injury, death and property damage liability. Landlord may require proof of such insurance and bond prior to allowing Tenant to commence any Alterations. Landlord's approval of the plans, specifications and working drawings for any Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency or compliance with all laws, rules and regulations of governmental agencies or authorities. Landlord shall not be liable for any damage, loss, or prejudice suffered or claimed by Tenant, its agents or any other person or entity on account of: (a) the approval or disapproval of any plans, contracts, bonds, contractors, sureties or matters;
(b) the construction of any Alterations or performance of any work, whether or not pursuant to approved plans; (c) the improvement of or alteration or modification to any portion of the Premises; or, (d) the enforcement or failure to enforce any of the covenants, conditions and restrictions contained in this Lease. Landlord's approval of Tenant's plans, or requirement that Tenant modify Tenant's plans, shall not be deemed Landlord's express or implicit covenant or warranty that such plans are safe or comply with any or all Regulations. Tenant shall pay or reimburse Landlord for any costs or expenses incurred by Landlord, including reasonable attorneys', engineers', contractors' and other consultants' fees and disbursements incurred or payable to determine, review, approve, consent to Tenant's plans and specifications and to or monitor Tenant's Alterations.

             12.2 CONSTRUCTION OF ALTERATIONS. Tenant shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at, on, or for use in the Premises. Tenant shall keep the Building and the Premises free and clear of all mechanics' liens and all other liens. Tenant shall give Landlord immediate written notice of any lien filed against the Premises, related to or arising from work performed by or for the Tenant. Tenant shall give Landlord not less than ten (10) days' prior written notice of the commencement of any Alterations to the Premises, and Landlord shall have the right to post notices of nonresponsibility in or upon the Premises as provided by law. If Tenant shall in good faith contest the validity of any such lien, claim or demand, then Tenant, at its sole expense, shall defend, indemnify and hold Tenant and Landlord harmless against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Tenant, Landlord, the Premises or the Building. In addition, Landlord shall have the right to require that Tenant pay Landlord's attorneys' fees and disbursements, court costs and other costs in defending any such action if Landlord is named as a party to any such action, if the lien encumbers any portion or interest in the Premises and/or if Landlord elects to defend any

                                      17.

such action or lien. Tenant shall execute and deliver to Landlord a valid notice of completion of any Alterations in accordance with Colorado law, as amended or recodified from time to time ("Tenant's Certificate of Completion") in recordable form. Landlord shall have the right to record or cause Tenant to record Tenant's Certificate of Completion in the Official Records of the County Recorder's Office of the County in which the Premises are located.

             12.3 TITLE TO ALTERATIONS. Subject to Section 13.1 hereof, any and
                                                   ------------
all Alterations which may be made in or upon the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term without compensation to Tenant unless Landlord requires that Tenant remove the Alterations pursuant to Section 13.2 hereof.
                                               ------------

             12.4 SIGNS. Tenant shall be permitted to place, erect or maintain or cause to be placed, erected or maintained on or to any exterior door, wall, window or the roof of the Building, or on or to the glass of any window or door of the Premises or Building, or on or to any sidewalk or other location within the Premises, or within any window space in the Building, or within any entrance to the Premises, any sign, decal, placard, banner, awning, decoration, flashing, moving or hanging lights, lettering, advertising Tenant's name or concerning Tenant's banking business; provided, however, such signs comply with all applicable law. If Tenant places or causes to be placed or maintained any sign which is not in compliance with the foregoing, Landlord or Landlord's representative may remove the same at Tenant's sole cost and expense and without notice or liability and without such removal constituting a breach of this Lease or entitling Tenant to claim damages on account thereof. Tenant shall repair, at its sole cost and expense, any damage to the Premises or Building caused by the erection, maintenance or removal of any sign, awning, decoration or other attachment. On the Expiration Date or on the sooner termination of the Lease, Tenant shall remove all of Tenant's signs and/or sign casings, unless otherwise requested by Landlord. All signs and sign casings to be removed by Tenant shall be removed at Tenant's sole cost and expense; provided, however, Tenant shall repair, to the reasonable satisfaction of Landlord, any damage to the Premises caused by the removal.


                                  ARTICLE XIII
                                TENANT'S PROPERTY
                                -----------------

             13.1 TENANT'S PROPERTY. All trade fixtures, goods, inventory, merchandise, stock, supplies, decorative light fixtures, and movable equipment owned by Tenant and installed in the Premises at Tenant's sole cost and which may be removed without material damage to the Premises ("Tenant's Property") shall remain the property of Tenant during the Term. Except as provided to the contrary in Section 12.3 hereof, Tenant's Property shall be removable from time
            ------------
to time and at the expiration of the Term or earlier termination thereof, provided that Tenant shall repair, to the reasonable satisfaction of Landlord, any damage to the Premises or Building caused by the removal of Tenant's Property.

             13.2 SURRENDER OF PREMISES. On the Expiration Date or on the sooner termination of this Lease, Tenant shall peaceably surrender the Premises in accordance with the terms of this Section and in good order, condition and repair, broom-clean, excepting only

                                      18.

reasonable wear and tear and fire and other unavoidable casualty which Landlord is required to repair hereunder. The provisions of this Section shall survive termination of this Lease. Notwithstanding any other provision hereof, Tenant shall not remove all or any part of any Alterations involving masonry, poured concrete, hard surface bonded or adhesively affixed flooring, plumbing, switches, transformers, floor covering, wall covering, ceiling material, fixed partitions, and installed lighting equipment (whether or not the same are Tenant's Property) designated by Landlord; except if removal of the lighting equipment serving the Premises would render the Premises out of compliance with applicable law. Unless otherwise requested by Landlord, Landlord and Tenant hereby acknowledge that it shall be reasonable for Landlord to require Tenant:
(a) to remove any drive-up lane installed by Tenant; (b) following the removal of the drive-up lane, repave and restripe the asphalt as part of Tenant's surrender obligations; and (c) replace any drive-up or walk-up window or automatic teller machine with material matching the interior and exterior walls surrounding the removed improvement. Tenant shall repair any damage to the Premises caused by such removal. Such items shall remain upon and be surrendered with the Premises as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration or termination of this Lease and shall then become the property of Landlord. Tenant shall promptly surrender all keys for the Premises and all keycards to Landlord at the place then fixed for notice to Landlord and shall inform Landlord of the combinations on any locks and safes on the Premises.


                                   ARTICLE XIV
                             DAMAGE AND DESTRUCTION
                             ----------------------

             14.1 LANDLORD'S DUTY OF REPAIR. Except as expressly provided herein, Landlord shall not be required to repair the Premises or Building in the event of any total or partial damage or destruction thereof. If the Premises or Building is totally or partially damaged or destroyed by any cause insured against by Landlord under the policy of insurance described in Section 5.7
                                                               -----------
hereof ("all risks" property insurance), then unless the Lease is terminated pursuant to Section 14.3 hereof, Landlord shall repair such damage to the extent
            ------------
the available insurance proceeds received by Landlord cover the costs of such repair. If the insurance proceeds are insufficient to restore such damage or destruction, Landlord shall have the right to terminate this Lease upon ten (10) days' written notice to Tenant unless Tenant agrees in writing to reimburse Landlord for all insufficiencies.

             14.2 REPAIRS BY LANDLORD. If Landlord is required to repair under
Section 14.1 above or if Landlord need not repair but nevertheless elects to
------------
make such repairs, Landlord shall give written notice to Tenant of Landlord's decision to repair within thirty (30) days after the determination of the amount of insurance proceeds available for any such restoration. To the extent the policy of insurance described in Section 5.7 hereof provides Landlord with
                                 -----------
insurance proceeds for rental loss, rent shall be proportionately abated, based upon the extent to which the damage and making of repairs unreasonably interferes with Tenant's business, but only to the extent Landlord actually receives such insurance proceeds while repairs are being made. Notwithstanding anything to the contrary contained herein, unless Landlord actually receives proceeds under any insurance policy for rental loss, there shall be no rent abatement if the Premises are unusable due to damage or destruction caused by or related to the fault or negligence of Tenant, or its employees, agents, contractors or subcontractors. Tenant

                                      19.

acknowledges that Landlord shall have the right, in connection with Landlord's repair obligations under Section 14.1 hereof, to take any portion of the HVAC
                         ------------
system out of service temporarily for the purpose of servicing, repairing, maintaining, removing or replacing any portion of the HVAC system. In no event shall Tenant assert a claim of constructive eviction or a breach of the covenant of quiet enjoyment, or be entitled to an abatement of rent because of such activities.

             14.3 TERMINATION OF LEASE. Landlord may elect to cancel and terminate this Lease by providing Tenant with written notice of such election after the occurrence of any one of the following conditions: (i) if within thirty (30) days after the damage or destruction, Landlord does not deliver written notice to Tenant of Landlord's election to restore any damage or destruction to the Premises that cannot be repaired within sixty (60) days after the occurrence of such damage in the reasonable judgment of Landlord (based upon the time necessary to obtain all governmental approvals and all labor, materials and supplies to make such repairs); (ii) the Premises are damaged from any cause to the extent of at least thirty-three and one-third percent (33-1/3%) of the replacement cost thereof; (iii) the Building is totally destroyed; or, (iv) at the time of any damage or destruction from any cause to the Premises, the amount of Base Rent remaining due hereunder for the balance of the Term is less than Landlord's reasonable estimate of the cost of repairing such damage. The Lease shall be deemed automatically terminated effective upon the expiration of thirty
(30) days after the delivery of the written notice of Landlord's election to Tenant. If the Lease is so terminated, neither party shall have any further obligation to the other, except for Tenant's obligation to pay rent and other charges which are accrued and unpaid as of the termination date and other provisions that survive the termination of this Lease. Notwithstanding the foregoing, Landlord shall not have the right to cancel and terminate the Lease as provided herein if the insurance proceeds payable on account of such damage or destruction, together with any funds made available by Tenant and delivered to Landlord, at its sole option, for such purpose, are sufficient to rebuild the Premises, at no cost to Landlord, and Landlord receives all rent payable hereunder during such period of rebuilding.


                                   ARTICLE XV
                                 EMINENT DOMAIN
                                 --------------

             15.1 TOTAL OR SUBSTANTIAL TAKING. If all of the Premises or the Building is taken under the power of Eminent Domain or such a substantial portion thereof is so taken that reasonable restoration will not result in the Premises being reasonably suitable for the conduct of Tenant's business with adequate parking and access, this Lease shall terminate on the date that Tenant is required to yield possession to the condemning authority, or on the date that the possession of the Premises or the Building or part thereof is taken, whichever is later. The term "Eminent Domain" shall include the exercise of any governmental power of condemnation or taking and any private sale or other transfer in lieu of or under threat of condemnation.

             15.2 PARTIAL TAKING. If there is a partial taking of the Premises or the Building, Landlord shall give Tenant written notice thereof, and if, after restoration of any improvements, the Premises would not be reasonably suitable for Tenant's continued occupancy and conduct of its business, Tenant may elect to terminate this Lease or affirm the Lease by

                                      20.

delivering written notice to Landlord within thirty (30) days after any such partial taking. Tenant's failure to give Landlord a notice of termination within said thirty (30) day period shall be deemed to be Tenant's affirmation of the Lease. If Tenant elects to affirm the Lease, then: (i) the Lease shall terminate as to the part taken as of the date of transfer of possession; (ii) Base Rent shall be reduced in the same proportion as the square footage of the portion of the Building taken bears to the square footage of the Building as specified in
Section 1.4 hereof; and, (iii) Landlord shall, at Tenant's cost and expense,
-----------
make all necessary repairs or alterations to the Premises required to restore the Premises to useful condition. During such repair or restoration, rent shall be abated proportionately as set forth above. Tenant hereby waives any statutory rights of termination which may arise by reason of any taking of the Premises under the power of Eminent Domain.

             15.3 AWARD. Tenant hereby renounces any interest in, and assigns to Landlord, any award made in any Eminent Domain proceeding for any such Eminent Domain, provided that Landlord shall have no interest in or be assigned any award made to Tenant for the taking of Tenant's Property or for Tenant's relocation expenses. Tenant hereby specifically waives any right it may have to any compensation award representing the excess of the market value, immediately before the taking, of Tenant's leasehold interest in the portion of the Premises taken over the rent attributable thereto under the terms of this Lease.


                                   ARTICLE XVI
                                 INDEMNIFICATION
                                 ---------------

             Except for any loss or damage caused by gross negligence or willful misconduct which Landlord or its agent is personally determined by the judgment of a court of competent jurisdiction (sustained on appeal, if any) to have committed, from and after the execution hereof, Tenant shall protect, defend, indemnify, and hold Landlord harmless from and against any and all losses, damages (whether actual, punitive or otherwise), liabilities, actions, causes of action (whether legal, equitable or administrative), claims, judgments, costs, and expenses, including attorneys' fees and disbursements, and court costs which Landlord may suffer or incur as a direct or indirect consequence of: (i) Tenant's failure to perform any of Tenant's obligations as and when required by this Lease, including, without limit, any failure, at any time, of any representation or warranty of Tenant to be true and correct, and any failure by Tenant to satisfy any Lease condition; (ii) any claim or cause of action of any kind by any person or entity to the effect that Landlord is in any way responsible or liable for any act or omission by Tenant, its agents, employees, contractors or subcontractors, whether on account of any theory of derivative liability or otherwise; (iii) any act or omission by Tenant, any contractor, subcontractor or material supplier, engineer, architect or other person or entity located on the Premises at the time of such act or omission, except Landlord, with respect to the Premises or the Building; (iv) any claim or cause of action of any kind by any person or entity relating to the condition of or operations conducted on the Premises which would have the effect of denying Landlord the full benefit or protection of any provision of this Lease; and/or
(v) the existence or creation of any Alterations or Tenant's Property (whether or not the same has been approved of by Landlord). Landlord's rights of indemnity shall not be directly or indirectly limited, prejudiced, impaired or eliminated in any way by any finding or allegation that Landlord's conduct is active, passive or subject to any other classification or that Landlord is directly or indirectly responsible under any

                                      21.

theory of any kind, character or nature for any act or omission by Tenant or any other person or entity, except Landlord. Tenant shall employ counsel reasonably satisfactory to Landlord, or at Landlord's option, Landlord may retain its own counsel, at the expense of Tenant, to prosecute, negotiate and defend any such claim, action or cause of action. Landlord shall have the right to compromise or settle any such claim, action, or cause of action without admitting actual liability; provided, however, Landlord obtains Tenant's consent to such compromise or settlement which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall pay any indebtedness arising under said indemnity to Landlord immediately upon demand by Landlord together with interest thereon, at the Remedy Rate, from the date such indebtedness arises until paid. Tenant's duty to indemnify Landlord shall survive the termination or expiration of this Lease.


                                  ARTICLE XVII
                              DEFAULTS AND REMEDIES
                              ---------------------

           17.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an event of default ("Event of Default") and a material breach of this Lease on the part of Tenant:

                 A. Failure to Make Payment. Tenant's failure to pay any rent or
                    -----------------------
other sums due hereunder on the date when such payment is due, where such failure continues for ten (10) days after such payment is due, or Tenant's failure on three (3) occasions during any twelve (12) month period to timely pay rent on or before the due date as provided for herein (even though subsequently cured).

                 B. Failure in Environmental Compliance. Tenant's breach of, or
                    -----------------------------------
Tenant's failure to perform any act necessary to prevent the breach of, any covenant contained in Section 7.6 hereof, or the inaccuracy, incompleteness or
                      -----------
untruth of any of Tenant's representations and warranties contained in Section
                                                                       -------
7.6 hereof.
---

                 C. Failure to Perform Other Covenants. Tenant's breach or
                    ----------------------------------
failure to perform any of Tenant's other covenants, agreements or obligations hereunder, where such breach or failure continues for thirty (30) days after service of written notice to Tenant to cure any such breach or failure except if a different notice or cure period or no notice or cure period is specified in another provision of this Lease, including but limited to the Events of Default specified in Subsections 17.1(A), 17.1(B) and 17.1(D) hereof.
             -------------------  -------     -------

                 D. Bankruptcy Related. The making of a general assignment for
                    ------------------
the benefit of creditors by Tenant, or the filing of a voluntary or involuntary petition by or against Tenant under the Bankruptcy Reform Act, as amended or recodified from time to time, or any other law relating to bankruptcy, insolvency, or other relief of debtors, or the appointment of a receiver to take possession of all or substantially all of Tenant's assets or the Premises or the leasehold created by this Lease or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or the Premises or the leasehold created by this Lease and in the case of an involuntarily filed petition, such petition is not discharged within sixty (60) days

                                      22.

after the date of commencement, or Tenant's failure to generally pay Tenant's debts as such debts become due.

           17.2 REMEDIES. Upon the occurrence of an Event of Default by Tenant as set forth in Section 17.1 above, Landlord shall have the following rights and
                ------------
remedies, in addition to any and all other rights and remedies available to Landlord at law or in equity.

                 A. Terminate Lease. Landlord shall have the right to terminate
                    ---------------
this Lease and all rights of Tenant hereunder by giving written notice to Tenant. If the Lease is so terminated, then Landlord may recover from Tenant:
(i) the worth at the time of award of any unpaid rent that had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned from the time of such termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the actual and consequential damages proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and
(v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable Colorado law. As used in Subsections (A)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Remedy Rate. As used in Subsection (A)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of Kansas City at the time of award plus one percent (1%). All amounts owing under this Subsection which are not paid when due shall bear interest at the Remedy Rate from the date owing until paid and such interest shall be compounded monthly.

                 B. Reenter Premises. Landlord shall also have the right, with
                    ----------------
or without terminating this Lease, to reenter the Premises and to remove all persons and Tenant's Property from the Premises and store the Tenant's Property in a public warehouse or elsewhere at the cost of and for the account of Tenant; provided, however, such right of reentry is preceded by applicable legal proceedings, if any, required by Colorado law.

                 C. Maintain Lease; Relet Premises. Unless Landlord elects to
                    ------------------------------
terminate this Lease as provided in Subsection 17.2(A) above, Landlord may from
                                    ------------------
time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to clean and to make alterations and repairs to the Premises at Tenant's sole expense; provided, however, such rights are exercised in order to mitigate damages as required by applicable law.

           If Landlord elects to relet as provided herein, then rent received by Landlord from such reletting shall be applied at Landlord's option: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting (including attorneys' fees, court costs and brokerage commissions); third, to the payment of the cost of any cleaning, alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the balance, if any, shall be applied in payment

                                      23.

of future rent as the same may become due and payable hereunder. If the portion of such rentals received from such reletting during any month which is applied to the payment of rent under the reletting lease is less than the rent payable during that month by Tenant hereunder, then Tenant shall pay any such deficiency to Landlord immediately upon demand by Landlord. Such deficiency shall be calculated monthly and Tenant shall pay such deficiency monthly. Tenant shall also pay to Landlord, upon Landlord's demand, the costs and expenses incurred by Landlord in such reletting, including attorneys' fees, court costs and brokerage commissions and in making any alterations and repairs to the Premises.

             No reentry, acts of maintenance or preservation, efforts to relet, or taking possession of the Premises by Landlord or the appointment of a receiver upon initiative of the Landlord to protect the Landlord's interest under the Lease shall be construed as an election to terminate this Lease unless an express written notice of such intention is delivered to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting of the Premises without termination of this Lease by Landlord, Landlord may at any time after such reletting elect to terminate this Lease, in which case, Landlord shall have all the rights and remedies provided by law or equity or this Lease upon termination.

                 D. Performance by Landlord. If Tenant breaches or fails to
                    -----------------------
perform any of Tenant's obligations under this Lease and the breach or failure continues for thirty (30) days (or such shorter time period as may be specified otherwise in this Lease) after Landlord gives Tenant written notice of the breach or failure, Landlord, without thereby waiving or curing such may, but shall not be obligated to, perform any such obligation for the account and at the expense of Tenant. Landlord may also perform any such obligation without notice in case of an emergency.

                 E. Receiver on Behalf of Landlord. If, at the instance of
                    ------------------------------
Landlord in any action arising under this Lease, a receiver ("Receiver") shall be appointed to take possession of the Premises or to collect the rents derived therefrom, then the receiver may, if it shall be necessary or convenient in order to collect such rents, conduct the business of Tenant (except if Tenant or Tenant's Affiliate is operating a bank on the Premises) then being carried on in the Premises, and may take possession of any Tenant's Property and other personal property and records used in Tenant's business and use the same in conducting such business, without compensation to Tenant for such use. Neither application for nor the appointment of a receiver shall be construed as an election by Landlord to terminate this Lease, unless express written notice of such election is given to Tenant.

                 F. Bankruptcy and Insolvency. In the event of the filing or
                    -------------------------
commencement of any proceeding by or against Tenant under the Federal Bankruptcy Code (as the same may be amended or recodified from time to time) that is not dismissed within sixty (60) days from the filing of such proceeding, the Trustee, receiver or Tenant, as a debtor in possession, subject to court approval, shall not have the right to assume this Lease or to assign this Lease or to pledge or hypothecate this Lease for security unless and until all of the following conditions are first satisfied: (i) any defaults by Tenant under this Lease are cured or Landlord is provided "adequate assurance" that such defaults will be promptly cured; (ii) Landlord is compensated, or "adequate assurance" is provided to Landlord that Landlord will be promptly compensated, for any actual pecuniary loss to Landlord resulting from any and all defaults by

                                      24.

Tenant under the Lease; and (iii) Landlord is provided "adequate assurance" of future performance of all of the covenants, agreements and obligations of Tenant under the terms of this Lease.

             For the purposes of this Subsection, "adequate assurance" of future performance of the terms and provisions of this Lease, shall include adequate assurance: (a) of the source of rent and other consideration due under this Lease, and in the case of an assignment, that the financial condition and operating performance of the proposed assignee and its guarantors, if any, shall be similar to the financial condition and operating performance of the debtor-Tenant as of the Term Commencement Date, as reasonably adjusted for inflation; (b) that assumption or assignment of this Lease is subject to all the provisions of this Lease; and (c) of the performance of any other requirement hereafter imposed by any Regulation or which landlords or courts are hereafter authorized or permitted by law to impose on such an assumption, assignment, pledge or hypothecation.

             In any case under any chapter of the Federal Bankruptcy Code (as the same may be amended or recodified from time to time), the Trustee, Receiver or Tenant, as debtor in possession, shall timely perform all the obligations of the debtor-Tenant arising under this Lease from and after any order for relief until this Lease is assumed or rejected. This paragraph shall not affect the trustee's or debtor-Tenant's obligations under any other paragraph of this Subsection, and acceptance of performance under this paragraph by Landlord shall not constitute a waiver or relinquishment of Landlord's rights under this Lease.

             The failure by the Trustee in any case under any chapter of the Bankruptcy Code to assume or reject this Lease sixty (60) days after the order for relief or within such additional time as the Court, for cause, within such sixty (60) day period shall fix, shall be deemed a rejection, and the Trustee shall immediately surrender the Premises to Landlord. This Lease may not be assumed if it has expired before commencement of any bankruptcy proceeding. The Trustee, Receiver, or Tenant, as a debtor in possession, acting in accordance with the provisions of this Subsection, shall not under any circumstances require Landlord to provide services or supplies incidental to this Lease before any assumption of this Lease, unless Landlord shall be compensated under the terms of this Lease for any services and supplies provided under the Lease prior to such assumption.

             17.3 INTEREST ON PAST DUE OBLIGATIONS. Any and all amounts not paid to Landlord when due, including but not limited to rent, late charges and interest shall bear interest, compounded monthly from the date due until paid at Bank of America's or its successor's "Reference Rate" plus one percent (1%) per annum ("Remedy Rate"). Bank of America's or its successor's "Reference Rate" is a base rate of interest that is announced from time to time within Bank of America for those obligations making reference thereto. Payment of such interest shall not excuse or cure any default by Tenant under this Lease and shall not affect any rights and remedies provided to Landlord in this Lease or at law or in equity, all of which shall be cumulative.

             17.4 WAIVER OF REDEMPTION. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of

                                      25.

the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The rights given to Landlord herein are in addition to any rights that may be given to Landlord by any statute or otherwise.

           17.5 LANDLORD'S DEFAULT. Landlord shall in no event be charged with default in the performance of any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days (or such additional time as is reasonably necessary to correct any such failure) after receipt of written notice by Landlord from Tenant properly specifying which obligations Landlord has failed to perform and which provision of the Lease obligates Landlord to perform such obligations. It is expressly understood and agreed that any money judgment against Landlord resulting from any default or other claim arising under this Lease shall be satisfied only out of the rents, issues, profits and other income ("income") actually received from the Premises or the Premises itself. No other real, personal or mixed property of Landlord, wherever situated, shall be subject to levy on any such judgment obtained against Landlord. If such income or the value of the Premises is insufficient for the payment of such judgment, Tenant shall not institute any further action, suit, claim or demand, in law or in equity, against Landlord for or on the account of such deficiency. Tenant hereby waives, to the fullest extent waivable under law, any right to satisfy said money judgment against Landlord except as herein limited.

           17.6 LANDLORD'S RIGHT TO PERFORM. Upon Tenant's failure to perform any obligation of Tenant hereunder, including, without limitation, payment of Tenant's insurance premiums and charges of contractors who have supplied materials or labor to the Premises, Landlord shall have the right to perform such obligations of Tenant on behalf of Tenant and/or to make payment on behalf of Tenant to such parties. Tenant shall reimburse Landlord the reasonable cost of Landlord's performing such obligations on Tenant's behalf, including, without limitation, reimbursement of any amounts that may be expended by Landlord and Landlord's reasonable attorneys' fees, plus interest from the date of any expenditure of sums at the Remedy Rate.


                                  ARTICLE XVIII
                          SUBORDINATION AND ATTORNMENT
                          ----------------------------

           18.1 SUBORDINATION. At Landlord's option, this Lease is and shall be subordinate to any ground lease, mortgage, deed of trust and/or any other hypothecation or security document and advances and obligations thereunder now or hereafter placed upon the Land, the Building or the Premises, and any renewals, modifications, consolidations, replacements, and extensions thereof (individually and collectively, "Deed of Trust"), provided Tenant's right to quiet possession under this Lease shall not be disturbed so long as Tenant is not in default, or with notice or passage of time or both would not be in default, under the terms, covenants, conditions and provisions of this Lease. Tenant's obligation to subordinate this Lease to any future mortgage or other interest shall be conditioned upon Tenant's receipt of a non-disturbance agreement in a form reasonably satisfactory to Tenant, from such party requesting subordination. Landlord and Landlord's Lender substantially to the effect that no steps or proceedings taken by reason of Landlord's default under such mortgage or encumbrance shall terminate this Lease nor shall Tenant be named a defendant in any proceeding for foreclosure or

                                      26.

such mortgage or be disturbed by virtue of such steps or proceedings, so long as Tenant is not in default or with notice of passage of time or both would not be in default. Such subordination shall be effective upon notice from Landlord to Tenant without any further act of Tenant. Upon the request of Landlord, Tenant shall, from time to time, execute and deliver any documents or instruments that may be required by Landlord or the mortgagee, beneficiary, ground lessor or lender ("Landlord's Lender") under any such Deed of Trust, to effectuate any subordination, provided that any such Landlord's Lender agrees not to disturb Tenant's right to quiet possession under this Lease so long as Tenant is not in default, or with notice or passage of time or both would not be in default, under the terms, covenants, conditions and provisions of this Lease by executing a subordination, nondisturbance and attornment agreement. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact, coupled with an interest, to execute and deliver any such documents or instruments. If Landlord's Lender elects to have this Lease prior to the lien of its Deed of Trust, and gives written notice to Tenant of such election, this Lease shall be deemed prior to such Deed of Trust regardless of the respective dates of execution, delivery and recordation of this Lease and any such Deed of Trust.

           18.2 ATTORNMENT. Tenant hereby attorns to and shall recognize the Landlord's Lender as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that Landlord may require to evidence such attornment, provided such Landlord's Lender agrees not to disturb Tenant's rights under this Lease so long as Tenant is not in default or with notice or passage of time or both would not be in default, under the terms, covenants, conditions and provisions of this Lease by executing a subordination, nondisturbance and attornment agreement. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver the instrument of attornment on behalf of Tenant.

           18.3 ESTOPPEL CERTIFICATE. Upon the request of the Landlord or Tenant at any time and from time to time, Landlord or Tenant shall execute, acknowledge, and deliver to the other party, no later than fifteen (15) days after any request therefor, an estoppel certificate ("Estoppel Certificate") substantially in the form of Exhibit "C", attached hereto. Any such statement
                             -----------
may be conclusively relied upon by the party requesting the Estoppel Certificate. Failure to deliver the Estoppel Certificate within fifteen (15) days of such request shall be conclusive upon Tenant or Landlord, as applicable, that: (i) this Lease is in full force and effect; (ii) there are no uncured defaults in Landlord's or Tenant's performance; and (iii) not more than one month's Base Rent has been paid in advance. Tenant hereby irrevocably appoints Landlord as its attorney-in-fact, which agency is coupled with an interest, to execute any such Estoppel Certificate upon Tenant's failure to do so within such fifteen (15) day period.

           18.4 RIGHTS OF LANDLORD'S LENDER AND LANDLORD'S PURCHASER. If any Landlord's Lender or any purchaser of Landlord's interest in the Building or Land ("Landlord's Purchaser") requires a modification of this Lease at any time, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord instruments effecting the modifications that the Landlord's Lender or Landlord's Purchaser reasonably requires, provided that such modifications do not increase the rent, reduce the size of the Premises, increase the Term of the Lease or otherwise adversely affect in any material respect any of Tenant's rights under this Lease. If Landlord's Lender or Landlord's Purchaser has given

                                      27.

prior written notice to Tenant that it is the Landlord's Lender or Landlord's Purchaser and such notice includes the address at which notices to such Landlord's Lender or Landlord's Purchaser are to be sent, then Tenant shall give Landlord's Lender or Landlord's Purchaser, as the case may be, written notice simultaneously with any notice given to Landlord to correct any failure of Landlord to perform any of Landlord's obligations. Landlord's Lender and Landlord's Purchaser shall have the right after receipt of said written notice to correct or remedy such failure within a reasonable period of time.

           18.5 LIMITATION OF LIABILITY. Whenever Landlord (or any successor landlord) conveys its interest in the Land, the Building or the Premises, Landlord (or any successor landlord) shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease accruing after the effective date of said release. The effective date of said release shall be the date the assignee executes an assumption of such an assignment whereby the assignee expressly agrees to assume all of Landlord's obligations, duties, responsibilities and liabilities with respect to this Lease. If requested, Tenant shall execute a form of release and such other documentation as may reasonably be required to further effect the provisions of this Section. In the event of such a transfer, the covenants and agreements of Landlord shall thereafter be binding upon the transferee of Landlord's interest.


                                   ARTICLE XIX
                                  FORCE MAJEURE
                                  -------------

           If either party hereto shall be delayed in or prevented from the performance of any act required hereunder by reason of acts of God, labor troubles, inability to procure materials, restrictive Regulations, inclement weather, acts of the public enemy, riot, insurrection, boycotts, strikes or such other causes without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this Section shall delay the Rent Commencement Date or excuse Tenant from the prompt payment of any rent or other charge required of Tenant hereunder, except as may be expressly provided elsewhere in this Lease.


                                   ARTICLE XX
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

           20.1 LANDLORD'S CONSENT. Tenant shall not voluntarily, involuntarily or by operation of law assign, transfer, mortgage, sublet, hypothecate or otherwise transfer or encumber (individually or collectively, "Transfer") all or any part of Tenant's interest in this Lease or in the Premises, without first obtaining Landlord's express written consent, which consent shall not be unreasonably withheld or delayed. No consent to any Transfer shall constitute a waiver of the provisions of this Section.

           Notwithstanding the foregoing, Tenant may, upon thirty (30) days' prior written notice to, but without the consent of Landlord, assign or sublet this Lease to an Affiliate (as

                                      28.

defined herein); provided, however, that each of the following conditions is met in the event of any such assignment or subletting: (1) prior to an assignment, Tenant furnishes to Landlord an assumption agreement, in form and substance reasonably satisfactory to Landlord, executed by the assignee and in which the assignee assumes and agrees to comply with and perform all of the terms and conditions of this Lease; (2) notwithstanding any assignment or subletting, all of the terms and conditions of this Lease shall continue unmodified (except to the extent such terms and conditions previously have been modified), shall remain in full force and effect, and, with respect to an assignment, shall be applicable to the assignee to the same extent as if the assignee were the original Tenant hereunder; (3) notwithstanding any assignment or subletting, Tenant shall be and remain primarily liable, not merely as a surety, for the payment of rental and all other amounts reserved in this Lease and for the performance of all of the provisions, covenants and conditions set forth in this Lease on Tenant's part to be kept and performed unless the assignee has a net worth in excess of Ten Million and No/100 Dollars ($10,000,000.00) during the Term and Twenty Million and No/100 Dollars ($20,000,000.00) during the remainder of the Term, each as determined in accordance with generally accepted principles in which case Tenant shall be relieved of all further covenants and agreements as to the effective date of the assignment; (4) Tenant or the assignee of Tenant cures any existing default or breach by Tenant under this Lease; and (5) Tenant pays Landlord up to One Thousand and No/100 Dollars ($1,000.00) as reimbursement for Landlord's actual attorney's fees to review the assignment agreement. For purposes of this Section, an "Affiliate" of Tenant is defined as any successor in interest to Colorado Business Bankshares, Inc. or Colorado Business Bank, N.A. (by reason of sale or merger) or any entity of which at least fifty percent (50%) of the ownership is owned, directly or indirectly through a subsidiary of, or by, Colorado Business Bankshares, Inc., or any such successor.

             Landlord and Tenant agree (by way of example and without limitation) that it shall be reasonable for Landlord to withhold its consent to a Transfer if any of the following situations exist or may exist: (i) the proposed Transferee's (as defined below) use of the Premises conflicts with the "Use of Premises" as set forth in Section 1.11; (ii) in Landlord's reasonable
                                  ------------
business judgment, the proposed Transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under this Lease; (iii) Tenant is in default pursuant to this Lease; (iv) in Landlord's reasonable business judgment, the present net worth of the proposed Transferee is less than the greater of: (a) Tenant's net worth as of the date of this Lease, or (b) Tenant's net worth at the date of Tenant's request for consent; (v) the proposed Transferee has been involved in bona fide negotiations with Landlord for space in the Building within the preceding twelve (12) months;
(vi) the rent for the sublease or assignment is less than the fair market value for comparable space at the time of such sublease or assignment, as determined by Landlord; (vii) the sublease or assignment will result in more than two (2) occupants within the Premises, including Tenant and all subtenants; and/or
(viii) the proposed subtenant or assignee is either a government (or subdivision or agency thereof) or an occupant of the Building. Notwithstanding the foregoing, Tenant shall have the right to license ("Parking License") to a third party ("Parking Licensee") a portion or all of the Land for parking purposes only; provided, however, Tenant obtains Landlord's prior written consent to the terms and conditions of the license, which consent shall not be unreasonably withheld or delayed. If Landlord consents to a license of a portion or of all of the Land for parking purposes only, Landlord and Tenant shall share on an equal basis the consideration paid by such Parking Licensee for such parking rights.

                                      29.

             Any attempted or purported Transfer without Landlord's prior written consent if such consent is required shall be void and of no force or effect, and shall not confer any estate or benefit on anyone. A consent to one
(1) Transfer by Landlord shall not be deemed to be a consent to any subsequent Transfer to any other party.

             20.2 REQUEST FOR TRANSFER. Tenant shall give Landlord at least sixty (60) days' or twenty (20) days' notice (in the case of a Parking License) prior written notice of any requested Transfer and of the proposed terms of such Transfer ("Transfer Notice"), including but not limited to: (i) the name and legal composition of the proposed assignee, sublessee, encumbrancer or transferee ("Transferee"), or the Parking Licensee; (ii) the proposed Transferee's financial statement(s) for the prior three (3) years, prepared in accordance with generally accepted accounting principles consistently applied;
(iii) the portion of the Premises Tenant proposes to Transfer (including square footage and location or license); (iv) such other information as Landlord may reasonably require; and, (v) the nature of the proposed Transferee's business to be carried on in the Premises and shall, in addition, pay Landlord One Thousand and No/100 Dollars ($1,000.00) as reimbursement for Landlord's attorneys' fees and administrative costs in reviewing the terms of the proposed Transfer. The foregoing terms shall be in sufficient detail to enable Landlord to evaluate the proposed Transfer or Parking License and the prospective Transferee or Parking Licensee. Within thirty (30) days after receipt of the Transfer Notice or ten
(10) days (in the case of a Parking License), Landlord shall either approve or disapprove of such Transfer or Parking License; provided, however, that Landlord shall be deemed to have disapproved the Transfer Notice if Landlord has not sent Tenant written notice of Landlord's approval within such thirty (30) day period or within such ten (10) day period in the case of a Parking License. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Transfer or Parking License. Tenant shall also provide to Landlord copies of the fully executed documents pertaining to the Transfer or Parking License after the Transfer or Parking License has become effective.

             20.3 LANDLORD'S RIGHTS. Upon receipt of the Transfer Notice pursuant to Section 20.2 hereof, Landlord shall have the right to: (i) withhold
            ------------
its consent to such Transfer, as permitted pursuant to Section 20.1 above; (ii)
                                                       ------------
except in the case of a Parking License, terminate the Lease as it relates to the portion of the Premises described in the Transfer Notice and recapture such portion of the Premises, effective automatically as of the date of dispatch of a notice of termination from Landlord to Tenant, which notice may be sent at any time within thirty (30) days following Landlord's refusal to consent to the Transfer; (iii) except in the case of a Parking License, sublease itself the portion of the Premises Tenant proposes to sublease, or any portion thereof upon the terms and conditions set forth in the proposed sublease (except as set forth below), or upon such other terms and conditions set forth that Landlord may reasonably request; (iv) except in the case of a Parking License, take an assignment of the leasehold estate Tenant proposes to assign or any portion thereof; or (v) except in the case of a Parking License, impose any of the following as conditions to Landlord's consent (a) that the Base Rent be increased to the fair market rental as determined by Landlord, (b) that Landlord may require Tenant to pay to Landlord all consideration paid by the Transferee to Tenant in excess of the Base Rent (for purposes of this Section "consideration" shall include, without limitation, all monies or other economic consideration of any kind, if such sums are related to Tenant's interest in this Lease, the Premises or any improvements thereon, including but not limited to, bonus money, and payments (in excess of book value thereof) for Tenant's assets, accounts, good will,

                                      30.

general intangibles, Tenant's personal property, and any capital stock or other equity ownership of Tenant); provided, however, Tenant will not be obligated to pay Landlord any portion of appreciated consideration until Tenant has recovered any costs Tenant has reasonably incurred in connection with the Transfer, and/or, (c) that either Tenant or the proposed Transferee cure, on or before the proposed effective date of such Transfer, any and all uncured defaults hereunder, provided, however, in no event shall Landlord's failure to condition its consent upon such cure be deemed to be a waiver of any such default or of Landlord's rights and remedies under this Lease or under law or in equity in regard thereto. If Landlord has elected to impose such a cure as a condition to its consent and such condition is not satisfied by the effective date of the Transfer, then the Transfer shall be voidable at Landlord's option. If Landlord elects to exercise its right to terminate the Lease and recapture the Premises, Tenant shall have the right to withdraw Tenant's Transfer Notice; provided, however, Tenant delivers such notice to Landlord within fifteen (15) days of the date of Landlord's notice to Tenant notifying Tenant of Landlord's election to recapture the Premises. If Landlord elects to sublease or take an assignment from Tenant as described in subsections (iii) and (iv) above, the rent payable by Landlord shall be the lower of the rent set forth in Tenant's Transfer Notice or the rent payable by Tenant under this Lease at the time of the assignment or sublease (or a proportionate amount thereof, representing the portion of the Premises subject to the assignment or sublease, if less than the entire Premises is subject to the assignment or sublease). Landlord shall also have the right to condition Landlord's consent to any Transfer upon Tenant's and the Transferee's executing a written assumption agreement, in a form approved by Landlord. The assumption agreement shall require the Transferee to expressly assume all obligations of Tenant under this Lease and shall require Tenant and Transferee to be and remain jointly and severally liable for the performance of all conditions, covenants, and obligations under this Lease from the effective date of the Transfer of Tenant's interest in this Lease. Regardless of Landlord's consent to any Transfer, except with respect to a Transfer to Tenant's Affiliate, no Transfer shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any Transferee shall not be deemed to be a waiver by Landlord of any provision of this Article. These rights are in addition to Landlord's right to withhold its consent to any Transfer, and may be exercised by Landlord in its sole discretion without limiting Landlord in the exercise of any other right or remedy at law or in equity which Landlord may have by reason of such Transfer. In the event of default by any Transferee, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said Transferee. Tenant expressly agrees that the provisions of this Article XX are not unreasonable standards or
                                   ----------
conditions for the purposes of Colorado law, as amended or recodified from time to time.


                                   ARTICLE XXI
                                     NOTICES
                                     -------

             All notices, information, requests or replies ("Notice") required or permitted to be given hereunder shall be given in writing and shall be given or served either personally or by depositing the same by United States registered or certified mail postage prepaid, addressed to the addresses of Tenant and Landlord specified as "Addresses for Notices and Reports" in Section 1.14, or at such other place as either Landlord or Tenant may, from time to time designate in a written notice by registered, overnight or certified mail given to the other. Notice

                                      31.

shall be deemed sufficiently served upon the earlier of receipt or five (5) days after the date of the mailing thereof.


                                 ARTICLE XXII
                                   AUTHORITY
                                   ---------

             If Tenant is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, simultaneously with execution of this Lease, deliver to Landlord written evidence of such authority satisfactory to Landlord.


                                 ARTICLE XXIII
                                QUIET ENJOYMENT
                                ---------------

             Tenant, upon substantial keeping, observing and performing all of the covenants and agreements of this Lease on its part to be kept, observed, and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term of this Lease.


                                 ARTICLE XXIV
                                  ARBITRATION
                                  -----------

             All disputes, suits, actions or other proceedings with respect to the subject matter, interpretation or enforcement of this Lease, except for any Event of Default or dispute regarding the payment of rent for which Landlord shall be entitled to its remedies under Article XVII, shall be decided by
                                        ------------
arbitration before a single neutral arbitrator having at least ten (10) years' experience in the documentation of commercial real property leaseholds in the State of Colorado or the resolution of disputes with respect thereto. Alternatively, the arbitrator may be a retired judge of the Colorado District Court or a retired justice of the Colorado Court of Appeal. Except as otherwise provided herein, the arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, but without regard to any portions thereof which require administration by such association.

             Any party may initiate the arbitration proceeding by delivering a written notice of demand for arbitration to the other party. Within thirty (30) days after the responding party's receipt of the claimant's written notice of demand for arbitration, the parties shall attempt to select a qualified arbitrator who is acceptable to all parties. If the parties are unable to agree upon an arbitrator within the thirty (30) days provided herein, either party may request that the American Arbitration Association appoint the arbitrator in accordance with its Commercial Arbitration Rules. The provisions of Colorado Statutes 13-22-201 through 223 (Uniform Arbitration Act) or its successor Sections are incorporated in and made a part of this Agreement with respect to any arbitration conducted in accordance with this Article. Depositions may be taken and discovery may be obtained in any arbitration conducted pursuant to this Article in accordance with the provisions of Colorado law. Arbitration hearing(s) shall be conducted in Denver County, Colorado, unless the parties otherwise agree in writing. Any relevant evidence, including hearsay, shall be admitted by the arbitrator if it is the sort of evidence upon which responsible persons are accustomed to rely on in the conduct of serious affairs, regardless of the admissibility of such evidence in a court of law; however, the arbitrator shall apply Colorado law relating to privileges and work product.

             In rendering his or her award, the arbitrator shall set forth the reasons for his or her decision. Judgment on the arbitration award may be entered in any court having jurisdiction thereof. Each party shall pay an equal share of the arbitrator's fees and all of his or her own costs and expenses, except as otherwise provided herein.


                                  ARTICLE XXV
                        INTERPRETATION AND APPLICATION
                        ------------------------------

             25.1 GOVERNING LAW. This Lease shall be construed in accordance with and governed by the statutes, decisions, and other laws of the State of Colorado. Landlord and Tenant hereby consent to the personal jurisdiction of any State or federal court located in the county in which the Premises are located and the service of process by any means authorized by any such State or federal court.

             25.2 COMPLETE AGREEMENT. This Lease contains all terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect. Both Landlord and Tenant acknowledge and agree that this Lease was extensively negotiated by both parties hereto, and that this Lease shall not be construed against either Landlord or Tenant.

             25.3 AMENDMENT. This Lease may not be amended, altered or modified in any way except in writing signed by the parties hereto.

             25.4 NO PARTNERSHIP. It is agreed that nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between Landlord and Tenant or between Landlord and any other party, or cause Landlord to be responsible in any way for the debts or obligations of Tenant or any other party.

             25.5 NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as a merger, but shall, at the option of Landlord, either terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of any or all such subleases or subtenancies.

             25.6 SEVERABILITY. If any provision of this Lease or application thereof to any person or circumstances shall to any extent be invalid, the remainder of this Lease (including the application of such provision to persons or circumstances other than those to which it is held invalid) shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

             25.7 CAPTIONS. The captions of the Articles and Sections hereof are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

             25.8 WORDS. The words "Landlord" and "Tenant", as used herein, shall include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations imposed upon Tenant hereunder shall be joint and several.

             25.9  EXHIBITS. Exhibits "A", "B", and "C", and all other exhibits,
                             ------------  ---  -------
if any, and any schedules or riders attached to this Lease are incorporated herein by this reference and made a part hereof, and any reference in the body of the Lease or in the exhibits, schedules, or riders to the "Lease" shall mean this Lease, together with all exhibits, schedules and riders.

             25.10 NO THIRD PARTY BENEFICIARIES. This Lease is entered into by Landlord and Tenant for the sole benefit of Landlord and Tenant. There are no third party beneficiaries to this Lease.


                                 ARTICLE XXVI
                                 MISCELLANEOUS
                                 -------------

             26.1  TIME. Time is of the essence hereof.

             26.2 SUCCESSORS. Subject to the restrictions on Transfer contained in Article XX hereof, all the terms, covenants and conditions hereof shall be
   ----------
binding upon and inure to the benefit of the executors, administrators, transferees, successors and assigns of the parties hereto.

             26.3 RECORDATION. Each party shall have the right in its absolute discretion to record a memorandum of this Lease, in the form attached hereto as Exhibit "B" and, upon the requesting party's request, the other party shall
-----------
execute and have acknowledged the same for recordation, and the requesting party shall pay all required documentary transfer taxes in connection therewith.

             26.4 NO RECOURSE. The obligations of the Landlord or Tenant under this Lease shall be without recourse to of any partner, officer, trustee, beneficiary, shareholder, director, unitholder or employee of Landlord or Tenant or to any of their respective assets. The sole recourse of Tenant for any obligation of the Landlord under this Lease shall be limited to the income and profits from the Premises and the Premises itself.

             26.5 BROKERS. Landlord and Tenant represent and warrant to each other that no person or entity other than Landlord's Broker and Tenant's Broker can properly claim a right to a real estate commission, any finder's fee or broker's fee, commission or payment of any kind whatsoever. Landlord shall pay a real estate commission to Landlord's Broker who in turn shall pay Tenant's Broker, which payments shall be made pursuant to separate agreements. Except as provided herein, Landlord and Tenant shall defend, indemnify and hold the other harmless from and against any and all claims, demands, costs, expenses or liabilities related to or connected with any broker's or finder's fee, commission or payment of any kind asserted by any person or entity by reason of any dealings or actions of the indemnifying party.

             26.6 NO LIGHT, AIR OR VIEW EASEMENT. No diminution or shutting off of light, air, or view by any structure which may be erected on property near or adjacent to the Premises or Building shall in any way affect this Lease or impose any liability upon Landlord.

             26.7 ATTORNEYS' FEES. Should either party commence an action or arbitration against the other for declaratory relief or to enforce any obligation hereunder, the prevailing party, as determined by the trier of fact, shall be entitled to recover its costs, reasonable attorneys' fees and disbursements and court costs from the other, whether or not such action is pursued to judgment.

             26.8 WAIVER. No waiver of any Event of Default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated. Landlord's acceptance of any payment of rent which is less than that required to be paid by Tenant shall be deemed to have been received only on account of the obligation for which it is paid and shall not be deemed an accord and satisfaction, notwithstanding any provisions to the contrary asserted by Tenant, written on any check or contained in any transmittal letter. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term or covenant hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. An express waiver must be in writing and signed by a person with the power to contractually bind Tenant or Landlord. An express waiver shall affect only the default specified in the waiver, and only for the time and to the extent expressly stated. Waivers by either party of any covenant, term, or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term, or condition.

             26.9 WAIVER OF TRIAL BY JURY. Tenant and Landlord hereby waive any and all rights that each may have under applicable law to trial by jury with respect to any dispute arising directly or indirectly in connection with this Lease or the Premises.

             26.10 SUBMISSION OF LEASE. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for leasing the Premises. This document shall become effective and binding only upon execution and delivery hereof by Landlord. No act or omission of any employee or agent of Landlord or of Landlord's broker or managing agent shall alter, change, or modify any of the provisions hereof.

             LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND

EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

             IN WITNESS WHEREOF, the parties hereto have executed this Lease or, as the case may be, have caused their officers thereunto duly authorized to execute this Lease, in duplicate, the day and year first above written.

"LANDLORD":                               "TENANT":

                                          COLORADO BUSINESS BANK, N.A.,
/s/ Joan H. Travis                        a national banking association
---------------------------------------
JOAN H. TRAVIS

                                          By:      /s/ Virginia K. Berkeley
                                                   ------------------------

                                          Its:     President

                                  EXHIBIT "A"

                              (Land Description)

             Exhibit "A" to Lease by and between Joan H. Travis, an individual,
             -----------
as Landlord, and Colorado Business Bank, N.A., a national banking association, as Tenant, dated as of July 27, 1999.

             The Land is located in the County of Denver, State of Colorado, and is legally described as follows:

             Lots 30-32 inclusive, Block 199, East Denver, and all of that part of Outlot 2 adjoining Lot 30, Writer's First Addition



                                  EXHIBIT "A"

                                  EXHIBIT "B"

                             (Memorandum of Lease)

             Exhibit "B" to Lease by and between Joan H. Travis, an individual
             -----------
as Landlord, and Colorado Business Bank, N.A., a national banking association, as Tenant, dated as of July 27, 1999.

                              MEMORANDUM OF LEASE

             This MEMORANDUM OF LEASE is made as July 27, 1999, by Joan H. Travis, an individual ("Landlord") and Colorado Business Bank, N.A., a national banking association, ("Tenant"). Landlord and Tenant agree to and acknowledge the following matters:

             1. Landlord hereby leases to Tenant and Tenant hereby accepts such lease from Landlord of the Premises located at 1275 Tremont, Denver, Colorado 80202, subject to the terms and conditions of that certain lease by and between Landlord and Tenant dated July 27, 1999.

             2. All terms defined in the Lease shall have the same meaning when used in this Memorandum of Lease.

             3. The Term Commencement Date is August 2, 1999, and the Expiration Date of the Lease is August 31, 2014.

             IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease as of the day and year first above written.

"TENANT":                                 "LANDLORD":

COLORADO BUSINESS BANK, N.A.,
a national banking association
                                          /s/ Joan H. Travis
                                          --------------------------------------
                                          JOAN H. TRAVIS

By:      /s/ Virginia K. Berkeley
         ------------------------
         Its:     President
                  ---------

By:
         ------------------------------

         Its:
                  ---------------------



                                  EXHIBIT "B"
                                 (Page 1 of 1)

                                  EXHIBIT "C"

                        (Tenant's Estoppel Certificate)

             Exhibit "C" to Lease by and between Joan H. Travis, an individual,
             -----------
as Landlord, and Colorado Business Bank, N.A., a national banking association, as Tenant, dated as of July 27, 1999.

                              ESTOPPEL CERTIFICATE

             The undersigned, [___________________] as [Tenant or Landlord] under that certain Lease ("Lease") by and between Joan H. Travis, an individual, as "Landlord", and Colorado Business Bank, N.A., a national banking association, dated as of July 27, 1999, hereby certifies, as of the date hereof, as follows (with the understanding that the _____________________ of the Property, ____________________ will rely on this Estoppel Certificate):

             1. The Term Commencement Date is August 2, 1999, and the Lease Expiration Date is August 31, 2014.

             2. The Base Rent is currently $____________. No rents have been prepaid and no concessions (e.g., free rent, etc.) have been given to Tenant by Landlord, other than as provided in the Lease. Rent has been paid through
________________.

             3. The attached Lease (including all exhibits) is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as follows (copies of which are attached): ________________________ ____________________________. The Lease, as affected by those changes set forth in the preceding sentence, represents the entire agreement between the parties as to the Premises.

             4. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have been satisfied. There are no
(i) uncured defaults by Landlord under the Lease or (ii) defenses or offsets against the enforcement of the Lease by Landlord, and Tenant knows of no events or conditions, which with the passage of time or notice or both, would constitute a default by Landlord or entitle Tenant to a defense or offset under the Lease, except as follows: __________________________________________________
________________________________________________________________________________

             5. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises, except as permitted by the terms of the Lease.

                                  EXHIBIT "C"
                                 (Page 1 of 2)

             6. There has been no use, storage or disposal of any hazardous or toxic materials or wastes (including, without limitation, asbestos) in, on, or about the Premises nor are there any environmental problems affecting the Premises.

Dated: ______________, _______

                                "[        ]":


                                  EXHIBIT "C"
                                 (Page 2 of 2)